As filed with the Securities and Exchange Commission on October 28, 2013

1933 Act Registration No. 033-16905

1940 Act Registration No. 811-05309

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 150	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 150	☑

Nuveen Investment Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, IL 60606

(Address of Principal Executive Offices) (Zip Code)

(312) 917-7700

(Registrant’s Telephone Number, Including Area Code):

Kevin J. McCarthy Vice President and Secretary 333 West Wacker Drive Chicago, Illinois 60606 (Name and Address of Agent for Service)	Copies to: Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (a)(1)

☒	on October 31, 2013 pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 150

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—The Prospectus for Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund.

Part B—The Statement of Additional Information for Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund.

Part C—Other Information

Signatures

Exhibit Index

Exhibits

Mutual Funds

Prospectus

October 31, 2013

Nuveen Income Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Core Bond Fund	FAIIX	—	NTIBX	—	FINIX
Nuveen Core Plus Bond Fund	FAFIX	—	FFAIX	FFISX	FFIIX
Nuveen High Income Bond Fund	FJSIX	FJSBX	FCSIX	FANSX	FJSYX
Nuveen Inflation Protected Securities Fund	FAIPX	—	FCIPX	FRIPX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	—	FYGCX	FYGRX	FYGYX
Nuveen Short Term Bond Fund	FALTX	—	FBSCX	NSSRX	FLTIX
Nuveen Strategic Income Fund	FCDDX	FCBBX	FCBCX	FABSX	FCBYX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen Core Bond Fund

(formerly Nuveen Intermediate Term Bond Fund)

Investment Objective

The investment objective of the Fund is to provide investors with current income to the extent consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 53 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 56 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.09%	0.09%	0.09%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.80%	1.55%	0.55%
Fee Waivers and/or Expense Reimbursements[3]	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.79%	1.54%	0.54%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2014 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.78%, 1.53% and 0.53% for Class A, Class C and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond October 31, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$378	$157	$55	$378	$157	$55
3 Years	$547	$489	$175	$547	$489	$175
5 Years	$730	$844	$306	$730	$844	$306
10 Years	$1,259	$1,845	$688	$1,259	$1,845	$688

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as:

•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities;

•	residential and commercial mortgage-backed securities;

•	asset-backed securities; and

•	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Bonds in the Fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund’s sub-adviser. If the rating of a security is reduced or discounted after purchase, the Fund is not required to sell the security, but may consider doing so. At least 65% of the Fund’s debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the Fund’s sub-adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund’s sub-adviser selects securities using a “top-down” approach, which begins with the formulation of the sub-adviser’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the sub-adviser selects individual securities within these sectors or industries.

The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

Section 1    Fund Summaries

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the Fund’s share price, and it may have an adverse impact on performance unless the sub-adviser correctly predicts mortgage prepayments and interest rates.

Income Risk—The Fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support.

Section 1    Fund Summaries

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/ lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2013 was -2.43%.

During the ten-year period ended December 31, 2012, the Fund’s highest and lowest quarterly returns were 9.70% and -5.11%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Section 1    Fund Summaries

		Average Annual Total Returns for the Periods Ended December 31, 2012
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C)
Class A (return before taxes)	1/09/95	3.35%	4.95%	4.24%	N/A
Class A (return after taxes on distributions)		2.04%	3.48%	2.80%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		2.73%	3.40%	2.79%	N/A
Class C (return before taxes)	1/18/11	5.68%	N/A	N/A	4.36%
Class I (return before taxes)	1/05/93	6.82%	5.77%	4.73%	N/A
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		4.21%	5.95%	5.18%	6.08%
Lipper Core Bond Classification Average (reflects no deduction for taxes or sales loads)		6.17%	5.72%	4.86%	6.39%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Wan-Chong Kung, CFA	Senior Vice President	October 2002
Jeffrey J. Ebert, CFA	Senior Vice President	February 2000
Chris J. Neuharth, CFA	Managing Director	May 2012

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs.

•  No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Section 1    Fund Summaries

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Core Plus Bond Fund

Investment Objective

The investment objective of the Fund is to provide investors with high current income consistent with limited risk to capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 53 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 56 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I
Management Fees	0.46%	0.46%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.81%	1.56%	1.06%	0.56%
Fee Waivers and/or Expense Reimbursements[3]	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.77%	1.52%	1.02%	0.52%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2014 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.77%, 1.52%, 1.02% and 0.52% for Class A, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment

Section 1    Fund Summaries

has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond October 31, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$500	$155	$104	$53	$500	$155	$104	$53
3 Years	$669	$489	$333	$175	$669	$489	$333	$175
5 Years	$852	$846	$581	$309	$852	$846	$581	$309
10 Years	$1,381	$1,853	$1,291	$698	$1,381	$1,853	$1,291	$698

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as:

•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities;

•	residential and commercial mortgage-backed securities;

•	asset-backed securities; and

•	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Fund’s sub-adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Fund’s sub-adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies).

The Fund’s sub-adviser selects securities using a “top-down” approach, which begins with the formulation of the sub-adviser’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the sub-adviser selects individual securities within these sectors or industries.

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

Section 1    Fund Summaries

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the Fund’s share price, and it may have an adverse impact on performance unless the sub-adviser correctly predicts mortgage prepayments and interest rates.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates.

Section 1    Fund Summaries

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2013 was -1.83%.

During the ten-year period ended December 31, 2012, the Fund’s highest and lowest quarterly returns were 13.06% and -6.39%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax

Section 1    Fund Summaries

returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Class A (return before taxes)	3.87%	5.31%	4.55%
Class A (return after taxes on distributions)	2.52%	3.65%	2.96%
Class A (return after taxes on distributions and sale of Fund shares)	2.57%	3.53%	2.93%
Class C (return before taxes)	7.76%	5.43%	4.23%
Class R3 (return before taxes)	8.33%	6.00%	4.81%
Class I (return before taxes)	8.79%	6.48%	5.26%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.95%	5.18%
Lipper Core Bond Plus Classification Average (reflects no deduction for taxes or sales loads)	8.15%	6.43%	5.43%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Chris J. Neuharth, CFA	Managing Director	October 2002

Timothy A. Palmer, CFA	Managing Director	May 2003

Wan-Chong Kung, CFA	Senior Vice President	June 2001

Jeffrey J. Ebert, CFA	Senior Vice President	December 2005

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs.

•  No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen High Income Bond Fund

Investment Objective

The investment objective of the Fund is to provide investors with a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 53 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 56 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.13%	0.14%	0.14%	0.13%	0.14%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.97%	1.73%	1.73%	1.22%	0.73%
1	The contingent deferred sales charge (“CDSC”) on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$569	$676	$176	$124	$75	$569	$176	$176	$124	$75
3 Years	$769	$845	$545	$387	$233	$769	$545	$545	$387	$233
5 Years	$986	$1,039	$939	$670	$406	$986	$939	$939	$670	$406
10 Years	$1,608	$1,840	$2,041	$1,477	$906	$1,608	$1,840	$2,041	$1,477	$906

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 133% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest in exchange-traded funds, closed-end funds, and other investment companies (“investment companies”).

The Fund’s sub-adviser employs a bottom up approach to investing. The sub-adviser devotes more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the Fund.

The Fund may invest without limitation in debt obligations of foreign corporations and governments, provided that no more than 20% of the Fund’s total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Section 1    Fund Summaries

Derivatives Risk—The use of options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps and credit default swaps; and options on swap agreements involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Other Investment Companies Risk—When the Fund invests in other investment companies, you bear both your proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the Fund is exposed to the risks to which the other investment companies may be subject.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2013 was 5.05%.

During the ten-year period ended December 31, 2012, the Fund’s highest and lowest quarterly returns were 21.96% and -19.17%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

Section 1    Fund Summaries

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2012[1]
	1 Year	5 Years	10 Years
Class A (return before taxes)	12.25%	7.78%	8.69%
Class A (return after taxes on distributions)	9.22%	4.70%	5.81%
Class A (return after taxes on distributions and sale of Fund shares)	7.88%	4.75%	5.73%
Class B (return before taxes)	12.25%	7.95%	8.44%
Class C (return before taxes)	17.18%	8.13%	8.45%
Class R3 (return before taxes)	17.55%	8.61%	8.98%
Class I (return before taxes)	18.31%	9.16%	9.51%
Barclays High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	15.78%	10.45%	10.60%
Lipper High Yield Classification Average (reflects no deduction for taxes or sales loads)	14.66%	8.01%	8.89%
1	Performance presented prior to 3/14/03 represents that of First American High Yield Bond Fund, which merged into the Fund on that date.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
John T. Fruit, CFA	Senior Vice President	November 2005
Jeffrey T. Schmitz, CFA	Vice President	January 2008

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs.

•  No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Inflation Protected Securities Fund

Investment Objective

The investment objective of the Fund is to provide investors with total return while providing protection against inflation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 53 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 56 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I
Management Fees	0.42%	0.42%	0.42%	0.42%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.81%	1.56%	1.06%	0.56%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$504	$159	$108	$57	$504	$159	$108	$57
3 Years	$673	$493	$337	$179	$673	$493	$337	$179
5 Years	$856	$850	$585	$313	$856	$850	$585	$313
10 Years	$1,384	$1,856	$1,294	$701	$1,384	$1,856	$1,294	$701

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The Fund’s investments in U.S. Government inflation protected securities will include U.S. Treasury inflation protected securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected, which may include:

•	domestic and foreign corporate debt obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities;

•	debt obligations of foreign governments;

•	residential and commercial mortgage-backed securities;

•	asset-backed securities; and

•	derivative instruments, as discussed below.

When selecting securities for the Fund, the Fund’s sub-adviser uses a “top-down” approach, looking first at general economic factors and market conditions. The sub-adviser then selects securities that it believes have strong relative value based on an analysis of a security’s characteristics (such as principal value, coupon rate, maturity, duration and yield) in light of these general economic factors and market conditions. The sub-adviser will sell securities if the securities no longer meet these criteria, if other investments appear to be a better relative value, to manage the duration of the Fund, or to meet redemption requests.

Up to 10% of the Fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The Fund will not invest in securities rated lower than B at the time of purchase or in

Section 1    Fund Summaries

unrated securities of comparable quality as determined by the Fund’s sub-adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

The Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

The Fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between eight and fifteen years and an average effective duration of between four and ten years. The Fund’s weighted average effective maturity and average effective duration are measures of how the Fund may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps, collars, and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps, collars, and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates. In addition, because the interest and/or principal payments on inflation protected securities are adjusted periodically for changes in inflation,

Section 1    Fund Summaries

the income distributed by the Fund may be irregular. In a period of sustained deflation, the inflation protected securities held by the Fund, and consequently the Fund itself, may not pay any income.

Index Methodology Risk—There can be no assurance that the U.S. or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.

Inflation Risk—If the rate of inflation falls, the principal value of and/or interest payments on inflation protected debt securities held by the Fund will decrease.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Inflation protected securities may react differently from other debt securities to changes in interest rates. Generally, the value of an inflation protected security is affected by changes in “real” interest rates, which are stated interest rates reduced by the expected impact of inflation. Values of these securities normally fall when real interest rates rise and rise when real interest rates fall.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Tax Consequences of Inflation Adjustments—Because inflation adjustments to the principal amount of an inflation protected security will be included in the Fund’s income, the Fund may have to make income distributions to shareholders that exceed the cash it receives.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2013 was -6.60%.

Section 1    Fund Summaries

During the eight-year period ended December 31, 2012, the Fund’s highest and lowest quarterly returns were 5.25% and -4.18%, respectively, for the quarters ended March 31, 2008 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2012
	Inception Date	1 Year	5 Years	Since Inception
Class A (return before taxes)	10/1/04	1.88%	5.90%	5.27%
Class A (return after taxes on distributions)		1.19%	4.83%	4.01%
Class A (return after taxes on distributions and sale of Fund shares)		1.21%	4.42%	3.75%
Class C (return before taxes)	10/1/04	5.82%	6.05%	5.04%
Class R3 (return before taxes)	10/1/04	6.16%	6.41%	5.50%
Class I (return before taxes)	10/1/04	6.84%	7.09%	6.09%
Barclays U.S. TIPs Index (reflects no deduction for fees, expenses or taxes)		6.98%	7.04%	6.41%
Lipper Inflation Protected Bond Classification Average (reflects no deduction for taxes or sales loads)		6.52%	6.01%	5.82%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since

Wan-Chong Kung, CFA	Senior Vice President	October 2004
Chad W. Kemper	Assistant Vice President	October 2010

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•   $2,500 for Traditional/Roth IRA accounts.

•   $2,000 for Coverdell Education Savings Accounts.

•   $250 for accounts opened through fee-based programs.

•   No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•   $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•   No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Intermediate Government Bond Fund

Investment Objective

The investment objective of the Fund is to provide investors with current income to the extent consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 53 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 56 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I
Management Fees	0.47%	0.47%	0.47%	0.47%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.01%	1.76%	1.26%	0.76%
Fee Waivers and/or Expense Reimbursements[3]	(0.16)%	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.85%	1.60%	1.10%	0.60%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2014 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.85%, 1.60%, 1.10%, and 0.60% for Class A, Class C, Class R3, and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond October 31, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$384	$163	$112	$61	$384	$163	$112	$61
3 Years	$596	$539	$384	$227	$596	$539	$384	$227
5 Years	$826	$939	$676	$407	$826	$939	$676	$407
10 Years	$1,485	$2,060	$1,509	$927	$1,485	$2,060	$1,509	$927

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in U.S. Government bonds. U.S. Government bonds are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including:

•	U.S. Treasury obligations;

•	Mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC); and

•

Non-mortgage-related obligations issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.

U.S. Treasury obligations and some obligations of U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Government. Other U.S. Government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuing agency or instrumentality.

The Fund may invest up to 20% of its total assets, collectively, in non-U.S. Government debt obligations, asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. Such securities will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund’s sub-adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

In selecting securities for the Fund, the Fund’s sub-adviser first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the sub-adviser evaluates factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity between three and ten years and an effective duration of between two and one-half and seven years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

Section 1    Fund Summaries

To generate additional income, the Fund may invest up to 10% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: futures contracts; options on futures contracts, swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts that are traded on domestic securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the over-the-counter market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio, or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use derivatives to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Derivatives Risk—The use of futures contracts; options on futures contracts, swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the Fund’s share price, and it may have an adverse impact on performance unless the sub-adviser correctly predicts mortgage prepayments and interest rates.

Income Risk—The Fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support.

Section 1    Fund Summaries

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/ lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2013 was -1.20%.

During the ten-year period ended December 31, 2012, the Fund’s highest and lowest quarterly returns were 5.92% and -2.41%, respectively, for the quarters ended December 31, 2008 and June 30, 2004.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Effective August 31, 2009, the Fund’s investment objective was changed from providing “current income that is exempt from state income tax” to providing “current income,” in each case to the extent consistent with preservation of capital. As of the same date, the Fund’s investment strategies were significantly broadened, consistent with this new investment objective. As a result, the performance information presented below reflects the performance of an investment portfolio that, prior to August 31, 2009, differed materially from the Fund’s portfolio thereafter.

Section 1    Fund Summaries

		Average Annual Total Returns for the Periods Ended December 31, 2012
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C & Class R3)
Class A (return before taxes)	10/25/02	(1.01)%	3.57%	3.33%	N/A
Class A (return after taxes on distributions)		(1.72)%	2.61%	1.96%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		(0.66)%	2.50%	2.10%	N/A
Class C (return before taxes)	10/28/09	1.24%	N/A	N/A	2.85%
Class R3 (return before taxes)	10/28/09	1.78%	N/A	N/A	3.31%
Class I (return before taxes)	10/25/02	2.25%	4.36%	3.80%	N/A
Barclays Intermediate Government Bond Index (reflects no deduction for fees, expenses or taxes)		1.73%	4.51%	4.10%	3.84%
Lipper Intermediate U.S. Government Classification Average (reflects no deduction for taxes or sales loads)		2.47%	4.84%	4.01%	4.27%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Wan-Chong Kung, CFA	Senior Vice President	November 2002

Chris J. Neuharth, CFA	Managing Director	August 2009

Jason J. O’Brien, CFA	Vice President	August 2009

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Section 1    Fund Summaries

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Short Term Bond Fund

Investment Objective

The investment objective of the Fund is to provide investors with current income while maintaining a high degree of principal stability.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 53 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 56 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I
Management Fees	0.39%	0.39%	0.39%	0.39%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.73%	1.48%	0.98%	0.48%
Fee Waivers and/or Expense Reimbursements[3]	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.71%	1.46%	0.96%	0.46%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2014 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.72%, 1.47%, 0.97% and 0.47% for Class A, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and the contractual fee waivers currently in place are not renewed beyond October 31, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$296	$149	$98	$47	$296	$149	$98	$47
3 Years	$451	$466	$310	$152	$451	$466	$310	$152
5 Years	$620	$806	$540	$267	$620	$806	$540	$267
10 Years	$1,109	$1,767	$1,200	$602	$1,109	$1,767	$1,200	$602

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as:

•	U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

•	residential and commercial mortgage-backed securities;

•	asset-backed securities;

•	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; and

•	municipal securities.

Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Fund’s sub-adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Fund’s sub-adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 5% of the Fund’s total assets.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies).

The Fund’s sub-adviser selects securities using a “top-down” approach which begins with the formulation of the sub-adviser’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the sub-adviser selects individual securities within these sectors or industries.

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than

Section 1    Fund Summaries

offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

Section 1    Fund Summaries

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2013 was 0.86%.

During the ten-year period ended December 31, 2012, the Fund’s highest and lowest quarterly returns were 5.45% and -3.37%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2012
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C & Class R3)
Class A (return before taxes)	12/14/92	2.34%	2.76%	2.75%	N/A
Class A (return after taxes on distributions)		1.48%	1.63%	1.62%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		1.51%	1.69%	1.67%	N/A
Class C (return before taxes)	10/28/09	3.91%	N/A	N/A	2.03%
Class R3 (return before taxes)	9/22/11	4.52%	N/A	N/A	3.93%
Class I (return before taxes)	2/4/94	4.96%	3.40%	3.15%	N/A
Barclays 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)		1.26%	2.88%	3.13%	1.81%
Lipper Short Investment Grade Debt Classification Average (reflects no deduction for taxes or sales loads)		3.57%	2.84%	2.98%	2.92%

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Chris J. Neuharth, CFA	Managing Director	March 2004

Peter L. Agrimson, CFA	Assistant Vice President	October 2010

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•   $2,500 for Traditional/Roth IRA accounts.

•   $2,000 for Coverdell Education Savings Accounts.

•   $250 for accounts opened through fee-based programs.

•   No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•   $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•   No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Strategic Income Fund

Investment Objective

The investment objective of the Fund is to provide investors with total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 53 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 56 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-97 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.54%	0.54%	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.11%	0.11%	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.91%	1.66%	1.66%	1.16%	0.66%
Fee Waivers and/or Expense Reimbursements[3]	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.85%	1.60%	1.60%	1.10%	0.60%
1	The contingent deferred sales charge (“CDSC”) on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2014 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.84% , 1.59%, 1.59%, 1.09%, and 0.59% for Class A, Class B, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond October 31, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$508	$663	$163	$112	$61	$508	$163	$163	$112	$61
3 Years	$697	$818	$518	$363	$205	$697	$518	$518	$363	$205
5 Years	$902	$997	$897	$633	$362	$902	$897	$897	$633	$362
10 Years	$1,492	$1,760	$1,960	$1,404	$817	$1,492	$1,760	$1,960	$1,404	$817

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt securities, including:

•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities);

•	residential and commercial mortgage-backed securities;

•	asset-backed securities;

•	domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; and

•	debt obligations of foreign governments.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated debt obligations of foreign corporations and governments, including debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest without limitation in U.S. dollar denominated securities of foreign issuers.

The Fund may invest up to 50% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Fund’s sub-adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Fund’s sub-adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund’s sub-adviser makes buy, sell, and hold decisions using a “top-down” approach, which begins with the formulation of the sub-adviser’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the sub-adviser selects individual securities within these sectors or industries. The sub-adviser also analyzes expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.

Section 1    Fund Summaries

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the Fund’s share price, and it may have an adverse impact on performance unless the sub-adviser correctly predicts mortgage prepayments and interest rates.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Section 1    Fund Summaries

Income Risk—The Fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2013 was -0.99%.

During the ten-year period ended December 31, 2012, the Fund’s highest and lowest quarterly returns were 22.45% and -8.60%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Class A (return before taxes)	8.82%	7.36%	6.33%
Class A (return after taxes on distributions)	7.27%	5.32%	4.51%
Class A (return after taxes on distributions and sale of Fund shares)	5.68%	5.04%	4.32%
Class B (return before taxes)	7.89%	7.27%	5.98%
Class C (return before taxes)	12.90%	7.46%	5.99%
Class R3 (return before taxes)	13.33%	7.91%	6.54%
Class I (return before taxes)	14.04%	8.52%	7.05%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.95%	5.18%
Lipper Multi-Sector Income Classification Average (reflects no deduction for taxes or sales loads)	11.21%	7.02%	7.39%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Timothy A. Palmer, CFA	Managing Director	May 2005

Jeffrey J. Ebert, CFA	Senior Vice President	February 2000

Marie A. Newcome, CFA	Vice President	October 2010

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs.

•  No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Section 2     How We Manage Your Money

To help you better understand the Funds, this section includes a detailed discussion of the Funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976, and had $215.7 billion of assets under management as of June 30, 2013.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The portfolio managers for Nuveen Core Bond Fund are Wan-Chong Kung, Jeffrey J. Ebert and Chris J. Neuharth. The portfolio managers for Nuveen Core Plus Bond Fund are Chris J. Neuharth, Timothy A. Palmer, Wan-Chong Kung and Jeffrey J. Ebert. The portfolio managers for Nuveen High Income Bond Fund are John T. Fruit and Jeffrey T. Schmitz. The portfolio managers for Nuveen Inflation Protected Securities Fund are Wan-Chong Kung and Chad W. Kemper. The portfolio managers for Nuveen Intermediate Government Bond Fund are Wan-Chong Kung, Chris J. Neuharth and Jason J. O’Brien. The portfolio managers for Nuveen Short Term Bond Fund are Chris J. Neuharth and Peter L. Agrimson. The portfolio managers for Nuveen Strategic Income Fund are Timothy A. Palmer, Jeffrey J. Ebert and Marie A. Newcome.

•

Chris J. Neuharth, CFA, entered the financial services industry in 1981 and became a portfolio manager in 1985. He rejoined FAF Advisors, Inc. (“FAF”) in 2000 and most recently served as Senior Fixed-Income Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Managing Director, Portfolio Manager and Head of Securitized Debt Sector Team on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

•	Timothy A. Palmer, CFA, entered the financial services industry in 1986 and became a portfolio manager in 1990. He joined FAF in 2003 and

Section 2    How We Manage Your Money

most recently served as Senior Fixed-Income Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Managing Director, Portfolio Manager and Head of Global Bonds and Emerging Markets Sector Teams on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

•

Wan-Chong Kung, CFA, entered the financial services industry in 1984 and joined FAF in 1993. She became a portfolio manager in 1993 and most recently served as Senior Fixed-Income Portfolio Manager at FAF until joining Nuveen Asset Management. She joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Head of Interest Rates and Governments Sector Team on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

•

Jeffrey J. Ebert, CFA, entered the financial services industry in 1991 when he joined FAF. He became a portfolio manager in 2001 and most recently served as Head of Investment Grade Credit Sector Team at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Head of High-Grade Credit Sector Team on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

•

John T. Fruit, CFA, entered the financial services industry in 1988 and joined FAF in 2001 as a senior fixed-income research analyst. He became a portfolio manager in 2005 and most recently served as Senior Fixed-Income Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Head of High-Yield Credit Sector Team on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

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Jeffrey T. Schmitz, CFA, entered the financial services industry in 1987 and joined FAF in 2006. He became a portfolio manager in 2008 and most recently served as Senior Credit Analyst and Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Vice President and Senior Research Analyst on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

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Chad W. Kemper entered the financial services industry in 1999 when he joined FAF. He became a portfolio manager in 2010 and prior to that was responsible for the management of government benchmarked accounts since September 2008. He most recently served as Senior Fixed-Income Trader at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Assistant Vice President and Assistant Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

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Jason J. O’Brien, CFA, entered the financial services industry in 1993 when he joined FAF. He became a portfolio manager in 2001 and most recently served as Fixed-Income Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

•	Peter L. Agrimson, CFA, entered the financial services industry in 2005 and joined FAF in 2009. He became a portfolio manager in 2010 and

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most recently served as Associate Trader at FAF since July 2008 until joining Nuveen Asset Management. He joined Nuveen Asset Management as Assistant Vice President and Trader on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

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Marie A. Newcome, CFA, entered the financial services industry in 1992 and joined FAF in 2004. She became a portfolio manager in 2005 and most recently served as Fixed-Income Portfolio Manager at FAF until joining Nuveen Asset Management. She joined Nuveen Asset Management as Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

Management Fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Nuveen Core Bond Fund	Nuveen Core Plus Bond Fund	Nuveen High Income Bond Fund	Nuveen Inflation Protected Securities Fund	Nuveen Intermediate Government Bond Fund	Nuveen Short Term Bond Fund	Nuveen Strategic Income Fund
For the first $125 million	0.2700%	0.2800%	0.4000%	0.2500%	0.2700%	0.2200%	0.3600%
For the next $125 million	0.2575%	0.2675%	0.3875%	0.2375%	0.2575%	0.2075%	0.3475%
For the next $250 million	0.2450%	0.2550%	0.3750%	0.2250%	0.2450%	0.1950%	0.3350%
For the next $500 million	0.2325%	0.2425%	0.3625%	0.2125%	0.2325%	0.1825%	0.3225%
For the next $1 billion	0.2200%	0.2300%	0.3500%	0.2000%	0.2200%	0.1700%	0.3100%
For net assets over $2 billion	0.1950%	0.2050%	0.3250%	0.1750%	0.1950%	0.1450%	0.2850%

Each Fund’s complex-level fee rate is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen funds, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular Fund’s assets that are not “eligible assets.” The maximum overall complex-level fee rate is 0.2000% of a Fund’s average daily net assets, which is based upon complex-level eligible assets of $55 billion, with the complex-level fee rate decreasing incrementally for eligible assets above that level. Fund-specific complex-level fee rates will not exceed the maximum overall complex-level fee rate of 0.2000%. As of June 30, 2013, the Funds’ complex-level fee rates were as follows:

Complex-Level Fee Rate
Nuveen Core Bond Fund	0.2000%
Nuveen Core Plus Bond Fund	0.2000%
Nuveen High Income Bond Fund	0.1876%
Nuveen Inflation Protected Securities Fund	0.1832%
Nuveen Intermediate Government Bond Fund	0.2000%
Nuveen Short Term Bond Fund	0.1920%
Nuveen Strategic Income Fund	0.1986%

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For the most recent fiscal year, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Nuveen Core Bond Fund	0.44%
Nuveen Core Plus Bond Fund	0.42%
Nuveen High Income Bond Fund	0.56%
Nuveen Inflation Protected Securities Fund	0.42%
Nuveen Intermediate Government Bond Fund	0.31%
Nuveen Short Term Bond Fund	0.37%
Nuveen Strategic Income Fund	0.47%

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses through October 31, 2014 so that total annual fund operating expenses (excluding acquired fund fees and expenses) for each Fund set forth below do not exceed the following percentage of the average daily net assets of any class of Fund shares:

	Class A	Class B	Class C	Class R3	Class I
Nuveen Core Bond Fund	0.78%	—	1.53%	—	0.53%
Nuveen Core Plus Bond Fund	0.77%	1.52%	1.52%	1.02%	0.52%
Nuveen Inflation Protected Securities Fund	0.85%	—	1.60%	1.10%	0.60%
Nuveen Intermediate Government Bond Fund	0.85%	—	1.60%	1.10%	0.60%
Nuveen Short Term Bond Fund	0.72%	—	1.47%	0.97%	0.47%
Nuveen Strategic Income Fund	0.84%	1.59%	1.59%	1.09%	0.59%

These expense limitations expiring October 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Directors of the Funds.

Information regarding the Board of Directors’ approval of the investment management agreements is available in the Funds’ annual report for the fiscal year ended June 30, 2013.

The Funds’ investment objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a Fund’s investment objective changes, you will be notified at least 60 days in advance. Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund and Nuveen Short Term Bond Fund have each adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (a “Name Policy”). Details about each Fund’s Name Policy can be found in the statement of additional information. As a result, each Fund must provide shareholders with a notice meeting the requirements of Rule 35d-1(c) at least 60 days prior to any change of the Fund’s Name Policy.

The Funds’ investment policies may be changed by the Board of Directors without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Funds’ investment

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adviser and sub-adviser believe are most likely to be important in trying to achieve the Funds’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-adviser uses, or may use, to achieve the Funds’ objectives. You should be aware that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

U.S. Government Securities

The Funds (other than the Nuveen High Income Bond Fund) invest in U.S. Government securities as a principal investment strategy. U.S. Government securities include securities issued by the U.S. Treasury, which are supported by the full faith and credit of the U.S. Government, as well as securities issued by agencies or instrumentalities of the U.S. Government, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal Farm Credit Bank (FFCB), the U.S. Agency for International Development (U.S. AID), the Federal Home Loan Banks (FHLB) and the Tennessee Valley Authority (TVA). Securities issued by GNMA, TVA and U.S. AID are backed by the full faith and credit of the U.S. Government. Securities issued by FNMA and FHLMC are supported by the right to borrow directly from the U.S. Treasury. The other U.S. Government agency and instrumentality securities in which the Funds may invest are backed solely by the credit of the agency or instrumentality issuing the obligations. No assurances can be given that the U.S. Government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so.

Effective Maturity and Effective Duration

Certain Funds attempt to maintain a specified weighted average effective maturity and/or weighted average effective duration of their portfolios. Generally, the longer the effective maturity or effective duration of a Fund’s portfolio, the more sensitive the Fund’s net asset value will be to changes in interest rates.

A bond’s maturity is the length of time until the principal is paid back. The effective maturity of a bond may be substantially shorter than its stated or final maturity. In calculating the effective maturity of bonds in a Fund’s portfolio, the sub-adviser estimates the shortening effect of expected principal prepayments and call provisions on the bonds’ maturities. Effective maturity provides a better estimate of interest rate risk under normal market conditions than stated maturity, but may underestimate interest rate risk in an environment of rising market interest rates.

Effective duration incorporates a bond’s yield, coupon, final maturity and call features into one number that is designed to estimate how much the value of a bond will change with a given change in interest rates. As a general rule, for every 1% increase or decrease in market interest rates, a bond’s price will change approximately 1% in the opposite direction for every year of the bond’s effective duration. For example, if a bond has an effective duration of 5 years and interest rates increase by 1%, the bond’s price would be expected to decline by approximately 5%. Effective duration is subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it

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is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. Also, an increase in market interest rates will generally increase a bond’s effective duration, which in turn will make the value of the bond more sensitive to changes in interest rates and result in even steeper price declines in the event of further market interest rate increases. For these reasons, effective duration should not solely be relied upon to indicate a Fund’s potential price volatility in relation to changes in market interest rates.

Credit Quality

Certain Funds have investment strategies requiring them to invest in debt securities that have received a particular rating from a rating service such as Moody’s or Standard & Poor’s. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a Fund may invest in securities rated as low as B, the Fund may invest in securities rated B-. Debt securities that are rated below investment grade (BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. High yield bonds typically offer higher yields than investment grade bonds with similar maturities but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility.

Securities Lending

Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Funds’ securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Temporary Investments

In an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds. Being invested in these securities may keep a Fund from participating in a market upswing and prevent the Fund from achieving its investment objective.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ statement of additional information. Certain portfolio holdings information for each Fund is available on the Funds’ website—www.nuveen.com/mf—by navigating to your Fund using the “Mutual Fund Finder” and clicking on the “Holdings & Detail” tab. By following these links, you can obtain a list of your Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Funds’ website following the end of each month with an approximately one-month lag. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their annual,

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semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks you assume when you invest in the Funds. These risks are listed alphabetically below. Because of these risks, you should consider an investment in the Funds to be a long-term investment.

Call risk: Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Each Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit risk: Each Fund is subject to the risk that an issuer of a debt security held by a Fund, or to which the Fund otherwise has exposure, may be unable or unwilling to make required interest and principal payments and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Debt securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of a Fund, and can also affect the bond’s liquidity and make it more difficult for a Fund to sell. When a Fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Currency risk: Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities, and hence will affect the net asset value of a Fund that invests in such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of a Fund that invests in such non-U.S. dollar denominated securities.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the asset, index or rate underlying the derivative contract.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contracts. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the management team uses derivatives in an effort to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

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In addition, when a Fund engages in certain derivative transactions it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of a Fund’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

A Fund may also enter into OTC transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means a Fund may not be able to close out a derivatives transaction in a cost-efficient manner.

The Funds may take short positions in derivatives, which may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the notional amount of the instrument).

Swap agreements may involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause the Fund to lose money. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired.

Recent legislation requires the development of a new regulatory framework for the derivatives market. The impact of the new regulations is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Funds as well as the Funds’ ability to pursue their investment objectives through the use of such instruments.

Dollar roll transaction risk. In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the Fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a Fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a Fund may depend upon the sub-adviser’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a Fund increases the amount of the Fund’s assets that are subject to market risk, which could increase the volatility of the price of the Fund’s shares.

High yield securities risk: As a principal investment strategy, the Funds (other than Nuveen Core Bond Fund and Nuveen Intermediate Government Bond Fund) may invest in corporate debt obligations that are rated below-investment grade, which are commonly referred to as “high yield” securities

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or “junk bonds.” High yield securities usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, liquidity risk is greater for high yield securities than for investment grade securities.

Income risk: Each Fund’s income could decline in a falling interest rate environment because a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio debt securities (or portfolio securities that have been called, see “Call risk” above, or prepaid, see “Mortgage- and asset-backed securities risk” below), in lower-yielding securities.

Nuveen Inflation Protected Securities Fund is subject to the risk that, because the interest and/or principal payments on inflation protected securities are adjusted periodically for changes in inflation, the level of income distributed by the Fund may be less regular than that provided by certain fixed income funds that do not invest in inflation protected securities. In a period of sustained deflation, the inflation protected securities held by the Fund, and consequently the Fund itself, may not pay any income.

Indexing methodology risk: Interest payments on inflation protected securities held by the Nuveen Inflation Protected Securities Fund will vary with the rate of inflation, as measured by a specified index. There can be no assurance that the CPI-U (used as the inflation measure by U.S. Treasury inflation-protected securities) or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Inflation risk: If the rate of inflation falls, the principal value of and/or interest payments on inflation protected debt securities held by the Nuveen Inflation Protected Securities Fund will decrease.

Interest rate risk: Debt securities held by the Funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

The effect of interest rate changes on the inflation protected securities held by Nuveen Inflation Protected Securities Fund will be somewhat different. Interest rates have two components: a “real” interest rate and an increment that reflects investor expectations of future inflation. Because interest rates

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on inflation protected securities are adjusted for inflation, the values of these securities are not materially affected by changes in inflation expectations. Therefore, the values of inflation protected debt securities are expected to change in response to changes in “real” interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and rise when real interest rates fall.

Mortgage- and asset-backed securities risk: The value of a Fund’s mortgage- and asset-backed securities can fall if the owners of the underlying mortgages or other obligations pay off their mortgages or other obligations sooner than expected, which could happen when interest rates fall or for other reasons. Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, which would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a certain mortgage-back securities defaults, the value of that security may decrease. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.

Non-U.S./emerging markets risk: Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets. To the extent a Fund is allowed to invest in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Other non-U.S. investment risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

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The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

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Non-U.S. securities traded on foreign exchanges, particularly in emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. exchange transactions.

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A Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

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Some countries, particularly in emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

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Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility.

Other investment companies risk: When a Fund invests in other investment companies, shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the Fund is exposed to the risks to which the other investment companies may be subject.

Tax consequence of inflation adjustments: Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in gross income for the Inflation Protected Securities Fund. Because the Fund is required to distribute its taxable income to avoid corporate level tax, the Fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the Fund to liquidate certain investments when it is not advantageous to do so.

Zero coupon bonds risk: As a principal investment strategy, Nuveen Core Bond Fund and Nuveen Core Plus Bond Fund may invest in zero coupon bonds. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. In addition, although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus a Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws governing regulated investment companies.

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Section 3    How You Can Buy and Sell Shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the Funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Funds are as follows:

Nuveen High Income Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 6 months of purchase, 0.75% if you redeem any of your shares within 12 months of purchase and 0.50% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Nuveen Core Plus Bond Fund

Nuveen Inflation Protected Securities Fund

Nuveen Strategic Income Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.25%	4.44%	3.75%
$50,000 but less than $100,000	4.00	4.17	3.50
$100,000 but less than $250,000	3.50	3.63	3.00

Section 3    How You Can Buy and Sell Shares

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a CDSC of 1.00% if you redeem any of your shares within 6 months of purchase, 0.75% if you redeem any of your shares within 12 months of purchase and 0.50% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Nuveen Core Bond Fund

Nuveen Intermediate Government Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 but less than $100,000	2.50	2.56	2.00
$100,000 but less than $250,000	2.00	2.04	1.50
$250,000 but less than $500,000	1.50	1.52	1.25
$500,000 but less than $1,000,000	1.25	1.27	1.00
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a CDSC of 1.00% if you redeem any of your shares within 6 months of purchase, 0.75% if you redeem any of your shares within 12 months of purchase and 0.50% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Nuveen Short Term Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	2.25%	2.30%	1.75%
$50,000 but less than $100,000	2.00	2.04	1.75
$100,000 but less than $250,000	1.25	1.27	1.00
$250,000 and over*	—	—	0.75
*	You can purchase $250,000 or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 0.75% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a CDSC of 0.75% if you redeem any of your shares within 6 months of purchase, 0.50% if you redeem any of your shares within 12 months of purchase and 0.25% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Class B Shares

Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund and Nuveen Short Term Bond Fund do not issue Class B shares. Nuveen High Income Bond Fund and Nuveen Strategic Income Fund will issue Class B shares upon the exchange of Class B shares from another Nuveen Mutual Fund or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Class B shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee

Section 3    How You Can Buy and Sell Shares

compensates the Distributor for paying your financial advisor or other financial intermediary a 4.25% up-front sales commission, which includes an advance of the first year’s service fee. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase price or redemption proceeds, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	5%	4%	3%	2%	1%	None

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

The Funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your Fund’s average daily net assets.

Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Nuveen Core Bond Fund does not issue Class R3 shares.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations,

Section 3    How You Can Buy and Sell Shares

endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

•	Certain other institutional investors described in the statement of additional information.

Please refer to the statement of additional information for more information about Class A, Class B, Class C, Class R3 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

Section 3    How You Can Buy and Sell Shares

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a Fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more ($250,000 or more in the case of Nuveen Short Term Bond Fund) (although such purchases may be subject to a CDSC in certain circumstances).

•	Monies representing reinvestment of Nuveen Mutual Fund distributions.

•	Certain employer-sponsored retirement plans.

•

Employees of Nuveen Investments and its affiliates. Purchases by full-time and retired employees of Nuveen Investments and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

•

Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•

Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Section 3    How You Can Buy and Sell Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or (2) directly from the Funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the Funds.

•

By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your Fund, calculated after your Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•	By mail. You may open an account directly with the Funds and buy shares by completing an application and mailing it along with your check

Section 3    How You Can Buy and Sell Shares

to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box above, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

•

On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Funds’ website. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

•

By telephone. Existing shareholders with direct accounts may also process account transactions via the Funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your Fund’s systematic investment plan. You can stop the deductions at any time by notifying your Fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your Fund to draw pre-authorized checks on your bank account.

•

From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Section 3    How You Can Buy and Sell Shares

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct“ below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, your Fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class B shares.

You may sell (redeem) your shares on any business day, which is any day the NYSE is open for business. You will receive the share price next determined after your Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the

Section 3    How You Can Buy and Sell Shares

NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

•

By mail. You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The Fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•	You have changed the address on your Fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•

On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

•

By telephone. If your account is held with your Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Contingent Deferred Sales Charge

If you redeem Class A, Class B or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A, Class B or Class C shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

The Funds reserve the right to liquidate or assess a low balance fee on any account (other than accounts holding Class R3 shares) held directly with the Funds that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If a Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed

Section 3    How You Can Buy and Sell Shares

to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time for shareholders to bring their accounts up to the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The Funds generally pay redemption proceeds in cash. However, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale.

Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the Funds, this section includes important details about how the Funds make distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

The Funds declare dividends daily and pay such dividends monthly. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. Each Fund seeks to pay monthly dividends at a level rate that reflects the past and projected net income of the Fund. To help maintain more stable monthly distributions, the distribution paid by a Fund for any particular monthly period may be more or less than the amount of net income actually earned by the Fund during such period, and any such under- (or over-) distribution of income is reflected in the Fund’s net asset value. This policy is designed to result in the distribution of substantially all of the Funds’ net income over time. The Funds declare and pay any taxable capital gains once a year at year end.

Payment and Reinvestment Options

The Funds automatically reinvest your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the Funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a Fund holds its assets). Distributions from a Fund’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it

Section 4    General Information

sold and not on how long you have owned your Fund shares. Distributions generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all income and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires your Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Fund, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with a Fund and do not elect a cost basis method, your account will default to the average cost basis method. For a definition of “average cost basis method,” please see the glossary. Financial intermediaries choose their own default method.

The Distributor serves as the selling agent and distributor of the Funds’ shares. In this capacity, the Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940, as amended. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Section 4    General Information

Under the plan, the Distributor receives a distribution fee for Class B, Class C and Class R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class B, Class C and Class R3 shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class B, Class C and Class R3 shares may pay more in distribution and service fees and CDSCs (Class B and Class C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments to Financial Intermediaries

In addition to the sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, the Distributor may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2012, these payments in the aggregate were approximately 0.060% to 0.063% of the assets in the Nuveen Mutual Funds, although payments to particular financial intermediaries can be significantly higher. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, the Distributor also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus

Section 4    General Information

sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

The price you pay for your shares or the amount you receive upon redemption of your shares is based on your Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Funds’ investment adviser or sub-adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, a Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A Fund may rely on an independent fair valuation service in making any such fair value determinations. If a Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Directors or persons acting at their direction. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

Section 4    General Information

The Board of Directors has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to Nuveen Fund Advisors’ Valuation Committee. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Directors. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the

Section 4    General Information

Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the Funds is U.S. Bank National Association, 60 Livingston Avenue, St. Paul, Minnesota 55101. The Funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

Section 5    Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or, if shorter, the period of operations for the Fund or class of shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The information for the most recent fiscal year has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request. The financial statements for the year ended June 30, 2011 and prior were audited by other independent auditors.

Nuveen Core Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumu lated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(e)

Class A (1/95)
2013	$10.67	$0.18	$(0.20)	$(0.02)	$(0.18)	$(0.34)	$(0.52)	$10.13	(0.38)%	$18,331	0.78%	1.65%	85%
2012	$10.47	0.29	0.23	0.52	(0.30)	(0.02)	(0.32)	$10.67	4.93%	$21,262	0.85%	2.70%	75%
2011	$10.33	0.33	0.14	0.47	(0.33)	—	(0.33)	$10.47	4.70%	$22,502	0.85%	3.20%	58%
2010	$9.47	0.42	0.86	1.28	(0.42)	—	(0.42)	$10.33	13.64%	$26,341	0.85%	4.12%	58%
2009	$9.90	0.48	(0.40)	0.08	(0.51)	—	(0.51)	$9.47	1.21%	$23,905	0.85%	5.25%	41%

Class C (1/11)
2013	$10.62	0.09	(0.19)	(0.10)	(0.09)	(0.35)	(0.44)	$10.08	(1.17)%	$585	1.53%	0.88%	85%
2012	$10.44	0.19	0.22	0.41	(0.22)	(0.01)	(0.23)	$10.62	3.97%	$1,568	1.67%	1.81%	75%
2011(d)	$10.37	0.12	0.06	0.18	(0.11)	—	(0.11)	$10.44	1.76%	$1,152	1.70%*	2.56%*	58%

Class I (1/93)
2013	$10.63	0.20	(0.20)	—	(0.21)	(0.33)	(0.54)	$10.09	(0.16)%	$481,088	0.53%	1.89%	85%
2012	$10.43	0.30	0.23	0.53	(0.32)	(0.01)	(0.33)	$10.63	5.18%	$621,066	0.68%	2.87%	75%
2011	$10.29	0.35	0.14	0.49	(0.35)	—	(0.35)	$10.43	4.76%	$657,129	0.70%	3.35%	58%
2010	$9.43	0.43	0.86	1.29	(0.43)	—	(0.43)	$10.29	13.87%	$734,924	0.70%	4.28%	58%
2009	$9.87	0.49	(0.40)	0.09	(0.53)	—	(0.53)	$9.43	1.26%	$724,531	0.70%	5.39%	41%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charges, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	For the period January 18, 2011 (commencement of operations) through June 30, 2011.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Annualized.

Section 5    Financial Highlights

Nuveen Core Plus Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumu lated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)(e)

Class A (12/87)
2013	$11.64	$0.41	$(0.12)	$0.29	$(0.42)	$(0.05)	$(0.47)	$11.46	2.40%	$79,740	0.77%	3.46%	46%
2012	$11.44	0.41	0.21	0.62	(0.42)	—	(0.42)	$11.64	5.52%	$83,264	0.93%	3.55%	98%
2011	$11.22	0.43	0.21	0.64	(0.42)	—	(0.42)	$11.44	5.73%	$85,980	0.94%	3.77%	91%
2010	$10.04	0.51	1.18	1.69	(0.51)	—	(0.51)	$11.22	17.11%	$93,374	0.95%	4.65%	83%
2009	$10.86	0.61	(0.81)	(0.20)	(0.62)	—	(0.62)	$10.04	(1.37)%	$82,373	0.95%	6.34%	160%

Class C (2/99)
2013	$11.59	0.32	(0.12)	0.20	(0.34)	(0.05)	(0.39)	$11.40	1.59%	$4,200	1.52%	2.71%	46%
2012	$11.40	0.32	0.21	0.53	(0.34)	—	(0.34)	$11.59	4.68%	$4,603	1.67%	2.80%	98%
2011	$11.18	0.34	0.21	0.55	(0.33)	—	(0.33)	$11.40	4.97%	$3,711	1.69%	3.02%	91%
2010	$10.00	0.42	1.19	1.61	(0.43)	—	(0.43)	$11.18	16.32%	$3,796	1.70%	3.91%	83%
2009	$10.83	0.54	(0.82)	(0.28)	(0.55)	—	(0.55)	$10.00	(2.21)%	$3,693	1.70%	5.59%	160%

Class R3 (9/01)
2013	$11.70	0.38	(0.12)	0.26	(0.40)	(0.05)	(0.45)	$11.51	2.11%	$350	1.02%	3.22%	46%
2012	$11.50	0.38	0.22	0.60	(0.40)	—	(0.40)	$11.70	5.27%	$313	1.18%	3.27%	98%
2011	$11.27	0.40	0.22	0.62	(0.39)	—	(0.39)	$11.50	5.54%	$380	1.19%	3.52%	91%
2010	$10.09	0.48	1.19	1.67	(0.49)	—	(0.49)	$11.27	16.74%	$379	1.20%	4.42%	83%
2009	$10.89	0.59	(0.79)	(0.20)	(0.60)	—	(0.60)	$10.09	(1.43)%	$406	1.20%	6.11%	160%

Class I (2/94)
2013	$11.64	0.44	(0.14)	0.30	(0.45)	(0.05)	(0.50)	$11.44	2.52%	$588,627	0.52%	3.71%	46%
2012	$11.44	0.44	0.21	0.65	(0.45)	—	(0.45)	$11.64	5.79%	$718,505	0.68%	3.80%	98%
2011	$11.21	0.46	0.22	0.68	(0.45)	—	(0.45)	$11.44	6.09%	$925,541	0.69%	4.02%	91%
2010	$10.03	0.54	1.18	1.72	(0.54)	—	(0.54)	$11.21	17.42%	$1,179,453	0.70%	4.93%	83%
2009	$10.86	0.64	(0.82)	(0.18)	(0.65)	—	(0.65)	$10.03	(1.22)%	$1,279,489	0.70%	6.57%	160%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

Section 5    Financial Highlights

Nuveen High Income Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumu lated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (8/01)
2013	$8.64	$0.63	$0.39	$1.02	$(0.67)	$—	$(0.67)	$8.99	11.99%	$141,132	0.94%	6.92%	133%
2012	$9.05	0.69	(0.38)	0.31	(0.69)	(0.03)	(0.72)	$8.64	3.76%	$92,018	1.04%	7.99%	124%
2011	$8.28	0.67	0.76	1.43	(0.66)	—	(0.66)	$9.05	17.61%	$30,984	1.10%	7.50%	130%
2010	$7.15	0.67	1.12	1.79	(0.66)	—	(0.66)	$8.28	25.47%	$29,532	1.10%	8.12%	132%
2009	$8.65	0.73	(1.47)	(0.74)	(0.76)	—	(0.76)	$7.15	(7.26)%	$25,696	1.10%	10.79%	108%

Class B (8/01)
2013	$8.59	0.57	0.39	0.96	(0.60)	—	(0.60)	$8.95	11.34%	$1,524	1.70%	6.26%	133%
2012	$8.98	0.62	(0.36)	0.26	(0.62)	(0.03)	(0.65)	$8.59	3.18%	$1,843	1.80%	7.26%	124%
2011	$8.23	0.60	0.74	1.34	(0.59)	—	(0.59)	$8.98	16.59%	$1,285	1.85%	6.76%	130%
2010	$7.11	0.60	1.12	1.72	(0.60)	—	(0.60)	$8.23	24.56%	$1,628	1.85%	7.47%	132%
2009	$8.61	0.68	(1.47)	(0.79)	(0.71)	—	(0.71)	$7.11	(7.99)%	$2,157	1.85%	9.92%	108%

Class C (8/01)
2013	$8.62	0.56	0.40	0.96	(0.60)	—	(0.60)	$8.98	11.33%	$67,466	1.70%	6.21%	133%
2012	$9.01	0.63	(0.37)	0.26	(0.62)	(0.03)	(0.65)	$8.62	3.18%	$48,667	1.79%	7.27%	124%
2011	$8.25	0.60	0.75	1.35	(0.59)	—	(0.59)	$9.01	16.67%	$9,792	1.85%	6.76%	130%
2010	$7.12	0.60	1.13	1.73	(0.60)	—	(0.60)	$8.25	24.67%	$6,969	1.85%	7.41%	132%
2009	$8.62	0.68	(1.47)	(0.79)	(0.71)	—	(0.71)	$7.12	(7.98)%	$5,038	1.85%	9.98%	108%

Class R3 (9/01)
2013	$8.81	0.62	0.40	1.02	(0.66)	—	(0.66)	$9.17	11.79%	$697	1.19%	6.69%	133%
2012	$9.23	0.67	(0.38)	0.29	(0.68)	(0.03)	(0.71)	$8.81	3.46%	$615	1.29%	7.68%	124%
2011	$8.44	0.66	0.77	1.43	(0.64)	—	(0.64)	$9.23	17.28%	$309	1.35%	7.25%	130%
2010	$7.28	0.66	1.14	1.80	(0.64)	—	(0.64)	$8.44	25.12%	$343	1.35%	7.92%	132%
2009	$8.79	0.73	(1.49)	(0.76)	(0.75)	—	(0.75)	$7.28	(7.49)%	$265	1.35%	10.72%	108%

Class I (8/01)
2013	$8.65	0.66	0.39	1.05	(0.69)	—	(0.69)	$9.01	12.39%	$495,863	0.70%	7.24%	133%
2012	$9.05	0.71	(0.37)	0.34	(0.71)	(0.03)	(0.74)	$8.65	4.15%	$465,299	0.80%	8.23%	124%
2011	$8.29	0.69	0.75	1.44	(0.68)	—	(0.68)	$9.05	17.77%	$460,785	0.85%	7.75%	130%
2010	$7.16	0.69	1.12	1.81	(0.68)	—	(0.68)	$8.29	25.75%	$350,066	0.85%	8.38%	132%
2009	$8.66	0.75	(1.47)	(0.72)	(0.78)	—	(0.78)	$7.16	(7.01)%	$182,051	0.85%	10.93%	108%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

Section 5    Financial Highlights

Nuveen Inflation Protected Securities Fund

Class (Commencement Date)		Investment Operations			Less Distributions						Ratios/Supplemental Data
Year ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumu lated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (10/04)
2013	$11.80	$0.07	$(0.66)	$(0.59)	$(0.13)	$—	$—	$(0.13)	$11.08	(5.07)%	$21,949	0.81%	0.56%	52%
2012	$10.94	0.23	1.01	1.24	(0.38)	—	—	(0.38)	$11.80	11.44%	$19,330	0.84%	1.97%	47%
2011	$10.33	0.35	0.40	0.75	(0.14)	—	—	(0.14)	$10.94	7.30%	$12,080	0.85%	3.30%	45%
2010	$9.59	0.28	0.73	1.01	(0.27)	—	—	(0.27)	$10.33	10.62%	$7,894	0.84%	2.77%	72%
2009	$10.20	0.14	(0.37)	(0.23)	(0.26)	—	(0.12)	(0.38)	$9.59	(2.18)%	$5,439	0.85%	1.52%	24%

Class C (10/04)
2013	$11.72	(0.03)	(0.60)	(0.63)	(0.06)	—	—	(0.06)	$11.03	(5.39)%	$9,761	1.56%	(0.25)%	52%
2012	$10.84	0.14	1.00	1.14	(0.26)	—	—	(0.26)	$11.72	10.62%	$9,703	1.59%	1.21%	47%
2011	$10.24	0.26	0.41	0.67	(0.07)	—	—	(0.07)	$10.84	6.59%	$8,043	1.60%	2.44%	45%
2010	$9.53	0.18	0.75	0.93	(0.22)	—	—	(0.22)	$10.24	9.76%	$6,673	1.60%	1.78%	72%
2009	$10.18	0.11	(0.43)	(0.32)	(0.21)	—	(0.12)	(0.33)	$9.53	(3.03)%	$1,406	1.59%	1.19%	24%

Class R3 (10/04)
2013	$11.74	0.04	(0.62)	(0.58)	(0.11)	—	—	(0.11)	$11.05	(5.02)%	$519	1.06%	0.32%	52%
2012	$10.84	0.22	0.97	1.19	(0.29)	—	—	(0.29)	$11.74	11.10%	$173	1.09%	1.88%	47%
2011	$10.31	0.11	0.54	0.65	(0.12)	—	—	(0.12)	$10.84	6.31%	$33	1.10%	1.05%	45%
2010	$9.58	0.26	0.72	0.98	(0.25)	—	—	(0.25)	$10.31	10.32%	$1,332	1.09%	2.64%	72%
2009	$10.20	0.13	(0.39)	(0.26)	(0.24)	—	(0.12)	(0.36)	$9.58	(2.43)%	$1,262	1.10%	1.34%	24%

Class I (10/04)
2013	$11.81	0.09	(0.61)	(0.52)	(0.15)	—	—	(0.15)	$11.14	(4.46)%	$344,204	0.56%	0.77%	52%
2012	$10.96	0.25	1.01	1.26	(0.41)	—	—	(0.41)	$11.81	11.62%	$321,386	0.59%	2.15%	47%
2011	$10.34	0.40	0.38	0.78	(0.16)	—	—	(0.16)	$10.96	7.62%	$255,183	0.60%	3.74%	45%
2010	$9.59	0.33	0.71	1.04	(0.29)	—	—	(0.29)	$10.34	10.92%	$156,983	0.59%	3.27%	72%
2009	$10.20	0.23	(0.45)	(0.22)	(0.27)	—	(0.12)	(0.39)	$9.59	(2.03)%	$167,501	0.60%	2.48%	24%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

Section 5    Financial Highlights

Nuveen Intermediate Government Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions							Ratios/Supplemental Data
Year ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumu lated Net Realized Gains	Return of Capital		Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(e)

Class A (10/02)
2013	$9.02	$0.14	$(0.20)	$(0.06)	$(0.17)	$—	$—		$(0.17)	$8.79	(0.74)%	$11,034	0.85%	1.57%	55%
2012	$8.84	0.18	0.19	0.37	(0.19)	—	—		(0.19)	$9.02	4.24%	$12,735	0.77%	1.99%	72%
2011	$8.77	0.20	0.07	0.27	(0.20)	—	—		(0.20)	$8.84	3.10%	$14.086	0.73%	2.22%	58%
2010	$8.67	0.20	0.27	0.47	(0.20)	(0.17)	—	*	(0.37)	$8.77	5.50%	$19,003	0.75%	2.33%	105%
2009	$8.42	0.19	0.25	0.44	(0.19)	—	—		(0.19)	$8.67	5.30%	$10,496	0.75%	2.22%	133%

Class C (10/09)
2013	$9.03	0.07	(0.21)	(0.14)	(0.09)	—	—		(0.09)	$8.80	(1.53)%	$1,090	1.60%	0.82%	55%
2012	$8.85	0.10	0.20	0.30	(0.12)	—	—		(0.12)	$9.03	3.35%	$1,438	1.60%	1.16%	72%
2011	$8.77	0.12	0.08	0.20	(0.12)	—	—		(0.12)	$8.85	2.32%	$1,417	1.58%	1.37%	58%
2010(d)	$8.76	0.09	0.17	0.26	(0.08)	(0.17)	—	*	(0.25)	$8.77	3.00%	$1,940	1.60%**	1.50%**	105%

Class R3 (10/09)
2013	$9.01	0.12	(0.21)	(0.09)	(0.14)	—	—		(0.14)	$8.78	(1.00)%	$168	1.10%	1.32%	55%
2012	$8.84	0.15	0.18	0.33	(0.16)	—	—		(0.16)	$9.01	3.79%	$214	1.10%	1.66%	72%
2011	$8.77	0.16	0.08	0.24	(0.17)	—	—		(0.17)	$8.84	2.75%	$473	1.08%	1.87%	58%
2010(d)	$8.76	0.09	0.20	0.29	(0.11)	(0.17)	—	*	(0.28)	$8.77	3.34%	$652	1.10%**	1.78%**	105%

Class I (10/02)
2013	$9.03	0.16	(0.21)	(0.05)	(0.18)	—	—		(0.18)	$8.80	(0.53)	$52,291	0.60%	1.83%	55%
2012	$8.84	0.19	0.21	0.40	(0.21)	—	—		(0.21)	$9.03	4.50%	$70,060	0.60%	2.16%	72%
2011	$8.77	0.21	0.07	0.28	(0.21)	—	—		(0.21)	$8.84	3.25%	$98,960	0.58%	2.36%	58%
2010	$8.67	0.21	0.27	0.48	(0.21)	(0.17)	—	*	(0.38)	$8.77	5.66%	$152,088	0.60%	2.39%	105%
2009	$8.42	0.21	0.25	0.46	(0.21)	—	—		(0.21)	$8.67	5.46%	$101,253	0.60%	2.41%	133%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5—Investment Transaction, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

**	Annualized.

Section 5    Financial Highlights

Nuveen Short Term Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumu lated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(f)

Class A (12/92)
2013	$9.95	$0.20	$0.03	$0.23	$(0.21)	$—	$(0.21)	$9.97	2.30%	$141,099	0.71%	1.99%	42%
2012	$10.06	0.24	(0.10)	0.14	(0.25)	—	(0.25)	$9.95	1.42%	$112,851	0.73%	2.42%	56%
2011	$9.98	0.24	0.06	0.30	(0.22)	—	(0.22)	$10.06	3.00%	$80,927	0.73%	2.37%	58%
2010	$9.66	0.31	0.34	0.65	(0.33)	—	(0.33)	$9.98	6.77%	$87,631	0.75%	3.17%	44%
2009	$9.89	0.46	(0.26)	0.20	(0.43)	—	(0.43)	$9.66	2.22%	$65,704	0.74%	4.87%	54%

Class C (10/09)
2013	$9.97	0.12	0.04	0.16	(0.13)	—	(0.13)	$10.00	1.61%	$44,414	1.46%	1.24%	42%
2012	$10.09	0.16	(0.11)	0.05	(0.17)	—	(0.17)	$9.97	0.50%	$42,346	1.55%	1.57%	56%
2011	$10.00	0.15	0.07	0.22	(0.13)	—	(0.13)	$10.09	2.22%	$5,101	1.58%	1.53%	58%
2010(d)	$9.95	0.13	0.06	0.19	(0.14)	—	(0.14)	$10.00	1.90%	$3,111	1.60%*	1.95%*	44%

Class R3 (9/11)
2013	$9.96	0.17	0.04	0.21	(0.18)	—	(0.18)	$9.99	2.10%	$516	0.96%	1.73%	42%
2012(e)	$9.85	0.16	0.13	0.29	(0.18)	—	(0.18)	$9.96	2.92%	$446	1.05%*	2.07%*	56%

Class I (2/94)
2013	$9.95	0.22	0.04	0.26	(0.23)	—	(0.23)	$9.98	2.65%	$720,722	0.46%	2.23%	42%
2012	$10.07	0.26	(0.11)	0.15	(0.27)	—	(0.27)	$9.95	1.51%	$727,242	0.55%	2.61%	56%
2011	$9.99	0.25	0.06	0.31	(0.23)	—	(0.23)	$10.07	3.16%	$741,969	0.58%	2.52%	58%
2010	$9.67	0.32	0.34	0.66	(0.34)	—	(0.34)	$9.99	6.92%	$629,151	0.60%	3.26%	44%
2009	$9.89	0.48	(0.25)	0.23	(0.45)	—	(0.45)	$9.67	2.48%	$315,024	0.59%	5.02%	54%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.

(e)	For the period September 23, 2011 (commencement of operations) through June 30, 2012.

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5—Investment Transaction, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Annualized.

Section 5    Financial Highlights

Nuveen Strategic Income Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumu lated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)(e)

Class A (2/00)
2013	$10.83	$0.52	$0.16	$0.68	$(0.49)	$—	$(0.49)	$11.02	6.25%	$72,341	0.84%	4.57%	69%
2012	$10.72	0.44	0.10	0.54	(0.43)	—	(0.43)	$10.83	5.14%	$52,802	0.85%	4.10%	199%
2011	$10.27	0.43	0.45	0.88	(0.43)	—	(0.43)	$10.72	8.69%	$25,045	0.88%	4.10%	98%
2010	$9.01	0.52	1.28	1.80	(0.54)	—	(0.54)	$10.27	20.21%	$28,165	0.92%	5.19%	96%
2009	$9.90	0.64	(0.74)	(0.10)	(0.63)	(0.16)	(0.79)	$9.01	0.16%	$13,948	1.00%	7.58%	147%

Class B (2/00)
2013	$10.78	0.43	0.15	0.58	(0.41)	—	(0.41)	$10.95	5.30%	$1,488	1.59%	3.79%	69%
2012	$10.67	0.36	0.09	0.45	(0.34)	—	(0.34)	$10.78	4.32%	$2,148	1.61%	3.33%	199%
2011	$10.22	0.35	0.44	0.79	(0.34)	—	(0.34)	$10.67	7.84%	$1,116	1.73%	3.29%	98%
2010	$8.97	0.45	1.26	1.71	(0.46)	—	(0.46)	$10.22	19.22%	$1,413	1.74%	4.48%	96%
2009	$9.86	0.58	(0.74)	(0.16)	(0.57)	(0.16)	(0.73)	$8.97	(0.58)%	$1,719	1.75%	6.84%	147%

Class C (2/00)
2013	$10.76	0.43	0.16	0.59	(0.41)	—	(0.41)	$10.94	5.50%	$35,146	1.59%	3.81%	69%
2012	$10.65	0.36	0.09	0.45	(0.34)	—	(0.34)	$10.76	4.32%	$31,085	1.60%	3.37%	199%
2011	$10.20	0.35	0.44	0.79	(0.34)	—	(0.34)	$10.65	7.85%	$8,092	1.73%	3.29%	98%
2010	$8.96	0.43	1.27	1.70	(0.46)	—	(0.46)	$10.20	19.13%	$6,748	1.75%	4.34%	96%
2009	$9.84	0.58	(0.73)	(0.15)	(0.57)	(0.16)	(0.73)	$8.96	(0.48)%	$2,778	1.75%	6.77%	147%

Class R3 (9/01)
2013	$10.88	0.49	0.15	0.64	(0.47)	—	(0.47)	$11.05	5.89%	$2,926	1.09%	4.34%	69%
2012	$10.77	0.41	0.10	0.51	(0.40)	—	(0.40)	$10.88	4.83%	$1,903	1.12%	3.80%	199%
2011	$10.31	0.41	0.45	0.86	(0.40)	—	(0.40)	$10.77	8.40%	$1,020	1.23%	3.79%	98%
2010	$9.07	0.42	1.32	1.74	(0.50)	—	(0.50)	$10.31	19.47%	$601	1.24%	4.19%	96%
2009	$9.95	0.62	(0.73)	(0.11)	(0.61)	(0.16)	(0.77)	$9.07	0.02%	$681	1.25%	7.39%	147%

Class I (2/00)
2013	$10.83	0.55	0.15	0.70	(0.52)	—	(0.52)	$11.01	6.42%	$517,292	0.59%	4.81%	69%
2012	$10.71	0.45	0.12	0.57	(0.45)	—	(0.45)	$10.83	5.35%	$534,608	0.63%	4.26%	199%
2011	$10.26	0.46	0.44	0.90	(0.45)	—	(0.45)	$10.71	8.99%	$615,107	0.73%	4.29%	98%
2010	$9.01	0.55	1.25	1.80	(0.55)	—	(0.55)	$10.26	20.31%	$655,301	0.74%	5.44%	96%
2009	$9.89	0.66	(0.73)	(0.07)	(0.65)	(0.16)	(0.81)	$9.01	0.52%	$633,108	0.75%	7.77%	147%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Footnote 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

Section 5    Financial Highlights

Section 6    Glossary of Investment Terms

•	Average cost basis method: Calculating cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices.

•

Barclays Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more.

•

Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market.

•

Barclays Intermediate Government Bond Index: An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

•

Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment grade corporate, and investment grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

•

Barclays U.S. TIPs Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

•

Corporate debt obligations: Contractual obligations of a corporate issuer to pay a face amount or principal and interest in stated periods of time. Notes, bonds, debentures and commercial paper are types of corporate debt obligations.

•

Derivatives: Financial instruments whose performance is derived from the performance of an underlying asset, security or index. Derivatives may be used to hedge risk, to exchange a floating rate of return for a fixed rate of return or to gain investment exposure. Derivatives include futures, options and swaps, among other instruments.

•	Debt securities: Securities whose coupons or periodic cash flows are known or the method of derivation is known at the time of purchase.

•

Futures: Derivative contracts obligating buyers to purchase an asset or sellers to sell an asset at a predetermined future date and price. Futures contracts are standardized to facilitate trading on a futures exchange.

•

High yield or “junk” securities: Fixed income securities rated below the category of “BBB” by Standard & Poor’s or Fitch or the category of “Baa” by Moody’s. Because of the higher risk of default, these securities generally pay a higher yield than investment grade securities. These securities are frequently issued by corporations in the growth stage of their development or by established companies who are highly leveraged or whose operations or industries are depressed.

Section 6    Glossary of Investment Terms

•

Investment grade securities: Securities rated in the top four rating classifications, i.e., a rating of “BBB” or higher by Standard & Poor’s or Fitch or the category of “Baa” or higher by Moody’s. Investment grade securities have a lower probability of missing payments or going into default than high yield securities.

•	Lipper Core Bond Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Funds Classification.

•	Lipper Core Bond Plus Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Plus Funds Classification.

•	Lipper High Yield Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Yield Funds Classification.

•	Lipper Inflation Protected Bond Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Inflation Protected Bond Funds Classification.

•	Lipper Intermediate U.S. Government Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Funds Classification.

•	Lipper Multi-Sector Income Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification.

•	Lipper Short Investment Grade Debt Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification.

•

Options: Derivative contracts giving buyers the right to buy or to sell shares of a specified stock at a specified price on or before a given date. There are also options on currencies and other financial assets.

•

Swaps: Derivative contracts in which two parties agree to exchange one stream of cash flows for another stream. Swap agreements define the dates when the cash flows will be paid and how the cash flows are calculated.

•

Zero coupon bonds: Zero coupon bonds pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. They are issued at substantial discounts from their value at maturity.

Section 6    Glossary of Investment Terms

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Limited Term Municipal Bond

Short Duration High Yield Municipal Bond Fund

Short Term Municipal Bond

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Municipal Bond

Colorado Municipal Bond

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond

Minnesota Municipal Bond

Missouri Municipal Bond

Nebraska Municipal Bond

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Municipal-State (continued)

Ohio Municipal Bond

Oregon Intermediate Municipal Bond

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond

Core Plus Bond

Global Total Return Bond

High Income Bond

Inflation Protected Securities

Intermediate Government Bond

NWQ Flexible Income

Preferred Securities

Short Term Bond

Strategic Income

Symphony Credit Opportunities

Symphony Floating Rate Income

Symphony High Yield Bond

Global/International

Global Growth

International Growth

International Select

Santa Barbara Global Dividend Growth

Santa Barbara International Dividend Growth

Symphony International Equity

Tradewinds Emerging Markets

Global/International (continued)

Tradewinds Global All-Cap

Tradewinds International Value

Tradewinds Japan

Value

Dividend Value

Large-Cap Value

Mid Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Small Cap Value

Tradewinds Value Opportunities

Growth

Growth

Large Cap Growth

Large Cap Growth Opportunities

Mid Cap Growth Opportunities

Small Cap Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Concentrated Core

Core Dividend

Large Cap Core

Large Cap Core Plus

Large Cap Select

Core (continued)

Santa Barbara Dividend Growth

Small Cap Select

Symphony Low Volatility Equity

Symphony Mid-Cap Core

Real Assets

Global Infrastructure

Gresham Diversified Commodity Strategy

Real Asset Income

Real Estate Securities

Asset Allocation

Strategy Aggressive Growth Allocation

Strategy Balanced Allocation

Strategy Conservative Allocation

Strategy Growth Allocation

Index

Equity Index

Mid Cap Index

Small Cap Index

Non-Traditional Strategies

Equity Long/Short

Equity Market Neutral

Gresham Long/Short Commodity Strategy

Intelligent Risk Conservative Allocation

Intelligent Risk Growth Allocation

Intelligent Risk Moderate Allocation

Tactical Market Opportunities

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen Investments, Nuveen Fund Advisors and Nuveen Asset Management. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The Funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the Funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The Funds are series of Nuveen Investment Funds, Inc., whose Investment Company Act file number is 811-05309.

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-FINC-1013D

October 31, 2013

Nuveen Core Bond Fund

Ticker Symbols: Class A—FAIIX, Class C—NTIBX, Class I—FINIX

Nuveen Core Plus Bond Fund

Ticker Symbols: Class A—FAFIX, Class C—FFAIX, Class R3—FFISX, Class I—FFIIX

Nuveen High Income Bond Fund

Ticker Symbols: Class A—FJSIX, Class B—FJSBX, Class C—FCSIX, Class R3—FANSX, Class I—FJSYX

Nuveen Inflation Protected Securities Fund

Ticker Symbols: Class A—FAIPX, Class C—FCIPX, Class R3—FRIPX, Class I—FYIPX

Nuveen Intermediate Government Bond Fund

Ticker Symbols: Class A—FIGAX, Class C—FYGCX, Class R3—FYGRX, Class I—FYGYX

Nuveen Short Term Bond Fund

Ticker Symbols: Class A—FALTX, Class C—FBSCX, Class R3—NSSRX Class I—FLTIX

Nuveen Strategic Income Fund

Ticker Symbols: Class A—FCDDX, Class B—FCBBX, Class C—FCBCX, Class R3—FABSX, Class I—FCBYX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the Prospectus dated October 31, 2013 for Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Nuveen Investment Funds, Inc. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Securities, LLC (the “Distributor”), or from a Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787.

The audited financial statements for each Fund’s most recent fiscal year appear in the Fund’s Annual Report dated June 30, 2013; each is incorporated herein by reference and is available without charge by calling (800) 257-8787.

GENERAL INFORMATION

Nuveen Investment Funds, Inc. (“NIF”) was incorporated in the State of Maryland on August 20, 1987 under the name “SECURAL Mutual Funds, Inc.” The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name “SECURAL Mutual Funds, Inc.” be changed to “First American Investment Funds, Inc.” At a meeting held February 27, 2011, the Board of Directors approved the name “First American Investment Funds, Inc.” be changed to “Nuveen Investment Funds, Inc.” Nuveen Core Bond Fund was formerly named Nuveen Intermediate Term Bond Fund. Nuveen Core Plus Bond Fund was formerly named Nuveen Core Bond Fund. Nuveen Strategic Income Fund was formerly named Nuveen Total Return Bond Fund.

NIF is organized as a series fund and currently issues its shares in 28 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund).

The Funds are diversified open-end management investment companies. The Funds’ investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Funds’ sub-adviser is Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

Shareholders may purchase shares of each Fund through separate classes, Class A, Class B (only Nuveen High Income Bond Fund and Nuveen Strategic Income Fund and only under limited circumstances as described in the Funds’ Prospectus), Class C, Class R3 (except for Nuveen Core Bond Fund), and Class I. The different share classes provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B and Class C shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.

The Articles of Incorporation and Bylaws of NIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of NIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under the caption “Investment Policies and Techniques” below, each Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in numbers (1) through (8) below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

None of the Funds will:

(1) Concentrate its investments in a particular industry, except that any Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(2) Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(4) Invest in companies for the purpose of control or management.

(5) Purchase physical commodities or contracts relating to physical commodities. With respect to Nuveen Inflation Protected Securities Fund, this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

(6) Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

(7) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

(8) Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Except with respect to number (2) above, the foregoing restrictions and limitations, as well as a Fund’s policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitation set forth in number (1) above, according to the current interpretation by the Securities and Exchange Commission (“SEC”), a Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Funds will use industry classifications provided by Bloomberg, Barclays, or other similar sources to determine its compliance with this limitation.

For the purpose of applying the limitations set forth in numbers (1) and (3) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

The limitation in number (1) above will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. This limitation also does not place a limit on investment in issuers domiciled in a single jurisdiction or country.

For purposes of applying the limitation set forth in number (1) above, to the extent that the income from a municipal bond is derived from a specific project, the securities will be deemed to be from the industry of that project.

For purposes of applying the limitation set forth in number (2) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitation set forth in number (8) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

The following restrictions are non-fundamental and may be changed by NIF’s Board of Directors without a shareholder vote:

None of the Funds will:

(1) Invest more than 15% of its net assets in all forms of illiquid investments.

(2) Borrow money in an amount exceeding 10% of the borrowing Fund’s total assets except that Nuveen High Income Bond Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

(3) Make short sales of securities.

(4) Lend portfolio securities representing in excess of one-third of the value of its total assets.

(5) Pledge any assets, except in connection with any permitted borrowing and then in amounts not in excess of one-third of the Fund’s total assets, provided that for the purposes of this restriction, margin deposits, security interests, liens and collateral arrangements with respect to options, futures contracts, options on futures contracts, and other permitted investments and techniques are not deemed to be a pledge of assets for purposes of this limitation.

(6) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of Futures, Options on Futures and Swaps.”

(7) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

With respect to the non-fundamental restriction set forth in number (1) above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity. The term ”illiquid securities” will have the same meaning as it does under the 1940 Act.

The Board of Directors has adopted guidelines and procedures under which the Funds’ investment adviser is to determine whether the following types of securities which may be held by certain Funds are “liquid” and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); (ii) commercial paper issued in reliance on the “private placement” exemption from registration under Section 4(2) of the Securities Act, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund and Nuveen Short Term Bond Fund have adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (a “Name Policy”) whereby each Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds. Nuveen High Income Bond Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality. Nuveen Inflation Protected Securities Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in inflation protected debt securities. Nuveen Intermediate Government Bond Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in U.S. government bonds. As a result, each Fund must provide shareholders with a notice meeting the requirements of Rule 35d-1(c) at least 60 days prior to any change of the Fund’s Name Policy. For purpose of each Name Policy, the Funds consider the term “investments” to include both direct investments and indirect investments (e.g., investments in an underlying fund, derivatives and synthetic instruments with economic characteristics similar to the underlying asset).

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, principal investment strategies, policies and techniques that appears in the Prospectus for the Funds. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund’s investment objective. Additional information concerning the Funds’ investment restrictions is set forth above under “Investment Restrictions.”

If a percentage limitation on investments by a Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund, which is limited to investing in securities with specified ratings or of a certain credit quality, is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are contained in Appendix A.

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Funds.

Asset-Backed Securities

The Funds may invest in asset-backed securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

The ratings and creditworthiness of asset-backed securities typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Asset Coverage Requirements

To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Funds, futures contracts and options on futures contracts, forward currency contracts, swaps, dollar rolls, and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on a Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

Collateralized Debt Obligations

The Funds may invest in Collateralized Debt Obligations (“CDOs”). Similar to CMOs described below under “—Mortgage-Backed Securities,” CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and “external” credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

Corporate Debt Securities

The Funds may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Debt Obligations Rated Less Than Investment Grade

Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund may invest in non-investment grade debt obligations. Debt obligations rated less than “investment grade” are sometimes referred to as “high yield securities” or “junk bonds.” To be consistent with the ratings methodology used by Barclays, a debt obligation is considered to be rated “investment grade” if two of Moody’s, Standard & Poor’s and Fitch rate the security investment-grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. Nuveen Inflation Protected Securities Fund may invest in non-investment grade debt obligations rated at least B by two of Standard & Poor’s, Moody’s and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality by the Adviser. Nuveen Core Plus Bond Fund, Nuveen Short Term Bond Fund, and Nuveen Strategic Income Fund may not invest in non-investment grade debt obligations rated by two of Standard & Poor’s, Fitch and Moody’s lower than CCC, CCC or Caa, respectively, unless only one of those rating agencies rates the security, in which case that rating must be at least CCC or Caa, or in unrated securities determined to be of comparable quality by the Adviser. There are no minimum rating requirements for Nuveen High Income Bond Fund (which means that the Fund may invest in bonds in default).

Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund’s use of non-investment grade debt obligations may be more dependent on the Adviser’s own credit analysis than is the case with investment grade obligations.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of Futures, Options on Futures and Swaps,” each Fund may use derivative instruments, as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that some or all of the Funds may use include options contracts, futures contracts, options on futures contracts, forward currency contracts and swap transactions, all of which are described in more detail below.

The Funds may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to a Fund), to manage the effective duration of a Fund’s portfolio, or for other purposes related to the management of the Funds. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund’s initial investment in the derivative. As discussed above under “—Asset Coverage Requirements,” in order to engage in certain transactions in derivatives, a Fund may be required to segregate permissible liquid assets, or engage in other permitted measures. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.

The particular derivative instruments the Funds can use are described below. A Fund’s portfolio manager may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund will succeed. The Funds may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the particular Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Futures and Options on Futures

The Funds may engage in futures transactions. The Funds may buy and sell futures contracts that relate to: (1) interest rates, (2) debt securities, (3) bond indices, (4) commodities and commodities indices (but only with respect to Inflation Protected Securities Fund), (5) foreign currencies (but only with respect to Nuveen Core Plus Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund), (6) stock indices, and (7) individual stocks. The Funds also may buy and write options on the futures contracts in which they may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. When writing a call option, a Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. When writing a put option, a Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. When the Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations. A Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” The Funds may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency or commodity (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Asset Coverage Requirements” above.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true. Futures options possess many of the same characteristics as options on securities, currencies and indices (discussed below under “—Options Transactions”).

Limitations on the Use of Futures, Options on Futures and Swaps. Each Fund will limit its direct investments in futures, options on futures and swaps to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to each Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, each Fund will limit its trading activity in futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

•

Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

•

Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to each Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which each Fund may invest in futures, options on futures and swaps. See “Tax Matters—Qualification as a Regulated Investment Company.”

Risks Associated with Futures and Futures Options. There are risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in a loss in excess of the amount invested in the futures contract.

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

Successful use of futures by the Funds also is subject to the Sub-Adviser’s ability to predict correctly movements in the direction of the relevant market. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for Inflation Protected Securities Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject Inflation Protected Securities Fund’s investments to greater volatility than investments in traditional securities.

Forward Currency Contracts and other Foreign Currency Transactions

Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Funds are subject to the credit and performance risk of the counterparties to such contracts.

The following summarizes the principal currency management strategies involving forward contracts that may be used by Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund. These Funds also may use currency futures contracts and options thereon (see “—Futures and Options on Futures” above), put and call options on foreign currencies (see “—Options Transactions” below) and currency swaps (see “—Swap Transactions” below) for the same purposes.

Transaction Hedges. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect a Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Sub-Adviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. A Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When a Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure. A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Risks Associated with Forward Currency Transactions. The Sub-Adviser’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the Sub-Adviser’s view regarding future exchange rates proves to have been incorrect, a Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting a Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

Options Transactions

To the extent set forth below, the Funds may purchase put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices, bond indices, commodity indices, and/or foreign currencies. In addition, Nuveen Inflation Protected Securities Fund may write put and call options on such financial instruments. Options on futures contracts are discussed above under “—Futures and Options on Futures.”

Options on Securities. The Funds (other than Nuveen Intermediate Government Bond Fund) may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. The Funds (other than Nuveen Intermediate Government Bond Fund) may purchase put and call options on interest rates and on stock and bond indices. Nuveen Inflation Protected Securities Fund also may purchase put and call options on commodity indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies. Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund may purchase put and call options on foreign currencies. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Writing Options—Nuveen Inflation Protected Securities Fund. Nuveen Inflation Protected Securities Fund may write (sell) put and call options. These transactions would be undertaken principally to produce additional income. The Fund receives a premium from writing options which it retains whether or not the option is exercised. The Fund may write straddles consisting of a combination of a call and a put written on the same underlying instrument.

Nuveen Inflation Protected Securities Fund will write a call option on a security only if (a) the Fund owns the security underlying the call, (b) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated), or (c) the Fund holds a call on the same security where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. The Fund will write a call option on an index or currency only if (a) the Fund segregates liquid assets in an amount equal to the contract value of the index or currency, or (b) the Fund holds a call on the index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. The Fund will write put option on a security, currency or index only if (a) the Fund segregates liquid assets equal to the exercise price or (b) the Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. When the Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations. The Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Expiration or Exercise of Options. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund purchases a put or call option, it risks a total loss of the premium paid for the option, plus any transaction costs, if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If Nuveen Inflation Protected Securities Fund was unable to close out a call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. There is also a risk that, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased.

With respect to options written by Nuveen Inflation Protected Securities Fund, during the option period, the call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Swap Transactions

The Funds (other than Nuveen Intermediate Government Bond Fund) may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars. These Funds may also enter into options on the foregoing types of swap agreements (“swap options”) and in bonds issued by special purpose entities that are backed by a pool of swaps.

A Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities a Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular security or instrument, or to gain exposure to certain securities, sectors or markets.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. A Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by the Sub-Adviser for any accrued but unpaid net amounts owed to a swap counterparty. See “—Asset Coverage Requirements” above.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

Currency Swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by a portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds, loans or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds, loans or market segments without investing directly in those bonds, loans or market segments.

As the buyer of protection in a credit default swap, a Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. A Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Dollar Rolls

The Funds may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase (the “roll period”), a Fund forgoes principal and interest paid on the mortgage-backed securities. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of the mortgage dollar roll. A Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

Equity Securities

Nuveen High Income Bond Fund and Nuveen Strategic Income Fund may generally invest in equity securities, and Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen Intermediate Government Bond Fund and Nuveen Short Term Bond Fund may invest in certain equity securities, as described below.

Common Stock and Partnership Units. Nuveen High Income Bond Fund and Nuveen Strategic Income Fund may invest in common stock and master limited partnership (MLP) and other partnership units. The Adviser anticipates that such investments will consist predominantly of income-oriented equity securities or partnership units. Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular Fund invests may underperform the market or may not pay dividends as anticipated.

A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects. For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the “Code”), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

An MLP is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Preferred Stock. The Funds, other than Nuveen Intermediate Government Bond Fund and Nuveen Short Term Bond Fund, may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Convertible Securities. The Funds may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by each of the Income Funds as soon as practicable in an orderly manner (except that the Income Funds that may invest in common stocks and/or preferred stocks directly are not required to dispose of any stock so acquired).

Foreign Securities

General

Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund, and Nuveen Strategic Income Fund may invest in foreign securities.

Each of such Funds may invest in foreign securities payable in U.S. dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion. In addition, Nuveen Inflation Protected Securities Fund, Nuveen Strategic Income Fund, Nuveen Core Plus Bond Fund and Nuveen Short Term Bond Fund may invest in non-dollar denominated foreign securities.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets

The Funds, other than Nuveen Intermediate Government Bond Fund, may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party’s influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of a Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Depositary Receipts

The Funds’ investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”).

U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds may also invest in EDRs and in other similar instruments representing securities of foreign companies. EDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Brady Bonds

Nuveen High Income Bond Fund and Nuveen Strategic Income Fund may invest in U.S. dollar-denominated “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new obligations in connection with debt restructurings. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk." If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments and are subject to the same risks as emerging market securities.

Guaranteed Investment Contracts

Nuveen Short Term Bond Fund may purchase investment-type insurance products such as Guaranteed Investment Contracts (“GICs”). A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. Nuveen Short Term Bond Fund will purchase only GICs which are obligations of insurance companies with a policyholder’s rating of A or better by A.M. Best Company.

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, and that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, no Fund will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Directors has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Adviser in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Inflation Protected Securities

The Funds may invest in inflation protected securities. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers
(“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to a Fund, even though the Fund does not receive its principal until maturity.

Lending of Portfolio Securities

In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the Sub-Adviser has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by the Sub-Adviser or the applicable Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See “Taxation.”

Loans

Nuveen High Income Bond Fund and Nuveen Strategic Income Fund may acquire senior, fully secured floating rate loans that are made primarily to U.S. companies. The Funds may invest in loans by purchasing assignments of all or a portion of loans or by purchasing participation interests in loans.

When a Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a “lender” under the loan agreement. A Fund has direct rights against the borrower when it purchases an assignment. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest is an undivided interest in a loan in the proportion that the buyer’s participation interest bears to the total principal amount of the loan. Typically, a Fund will have a contractual relationship only with the lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest and only when the lender receives the payments from the borrower. The agreement governing participation interests may limit the rights of the Fund to vote on certain changes which may be made to the loan agreement, such as waiving a breach of a covenant. However, the holder of a participation interest will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rates.

Participation interests and assignments may be considered to be illiquid. The Funds may purchase only those participation interests and assignments that mature in one year or less or, if maturing in more than one year, that have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index.

Both participation interests and assignments are dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody’s or Fitch or D by Standard & Poor’s. Participation interests also may entail certain risks relating to the creditworthiness of the parties from which the participation interests are obtained.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities as a principal investment strategy. These investments include agency pass-through certificates, private mortgage pass-through securities, collateralized mortgage obligations, and commercial mortgage-backed securities, as defined and described below.

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Residential mortgage-backed securities (“RMBS”) are backed by a pool of mortgages on residential property while commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. Any investments the Fund makes in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are generally less liquid than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

The Funds may invest in Adjustable Rate Mortgage Securities (“ARMS”). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Moreover, rising interest rates may lead to borrowers on mortgages underlying ARMS not being able to afford the corresponding higher payments, which could negatively impact the credit and prices of non-agency ARMS.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The risks to which CMBS are subject differ somewhat from the risks to which RMBS are subject. CMBS are typically backed by a much smaller number of mortgages than RMBS are, so problems with one or a small number of mortgages backing a CMBS can have a large impact on its value. As CMBS have a less diversified pool of loans backing them, they are much more susceptible to property-specific risk. The values of CMBS are also more sensitive to macroeconomic trends. For example, when the economy slows rents generally decrease and vacancies generally increase for commercial real estate. Similarly, as many CMBS have a large exposure to retail properties, events that negatively impact the retail industry can also negatively impact the value of CMBS.

Municipal Bonds and Other Municipal Obligations

The Funds may invest in such securities. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. In general, municipal obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term municipal obligations if the interest paid thereon is exempt from federal income tax.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal Bonds

The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

Refunded Bonds

The Funds may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation

The Funds also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

In light of these concerns, the Funds have adopted and follow procedures for determining whether any municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in a Fund’s portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Adviser may deem relevant. As set forth in “Investment Restrictions” above, each Fund is subject to limitations on the percentage of illiquid securities it can hold.

Derivative Municipal Securities

The Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities.

Variable Rate Demand Notes (“VRDNs”)

VRDNs are long-term municipal obligations that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

Inverse Floating Rate Municipal Securities

The Funds may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a Fund’s investment in inverse floaters likely would adversely affect the Fund’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. The Funds will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

Other Investment Companies

Each Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) regulated under the 1940 Act (“1940 Act ETFs”). Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. Many 1940 Act ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in 1940 Act ETFs. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

ETFs in which a Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.

If a Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with a Fund, but also with the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to a Fund and its shareholders.

Payment-In-Kind Debentures and Delayed Interest Securities

Nuveen High Income Bond Fund and Nuveen Strategic Income Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash). The type of instrument in which interest may or will be paid would be known by a Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Real Estate Investment Trust (“REIT”) Securities

Nuveen High Income Bond Fund may invest in securities of real estate investment trusts. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

The Fund’s investment in the real estate industry subjects the Fund to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

The Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Repurchase Agreements

Each Fund may invest in repurchase agreements. Ordinarily, a Fund does not expect its investment in repurchase agreements to exceed 10% of its total assets. However, because each Fund may invest without limit in cash and short-term securities for temporary defensive purposes, there is no limit on each Fund’s ability to invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities (“collateral”) at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

The Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

Royalty Trusts

Each Fund may invest in publicly-traded royalty trusts. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Short-Term Temporary Investments

In an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in a variety of short-term instruments such as commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations. During such periods, a Fund may not be able to achieve its investment objective.

Each Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

A brief description of certain kinds of short-term instruments follows:

Commercial Paper

Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations. Subject to the limitations described in the Prospectus, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor’s, Fitch or Moody’s, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor’s, Fitch and Moody’s, see Appendix A.

Bankers’ Acceptances

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

Variable Amount Master Demand Notes

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable Rate Demand Obligations

Variable rate demand obligations (“VRDOs”) are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

Trust Preferred Securities

The Funds may invest in trust preferred securities. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary’s parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See “Taxation.” Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities

The Funds invest in U.S. government securities. The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

•	notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

•	notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding;

•	notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities; and

•	obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as GNMA mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of FNMA or FHLMC are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See “— Mortgage-Backed Securities” above for a description of these securities and the Funds that may invest in them.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Funds invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Sub-Adviser must correctly assess probable movements in interest rates. If the Sub-Adviser incorrectly forecasts such movements, a Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Zero Coupon and Step Coupon Securities

The Funds may invest in zero coupon and step coupon securities. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

MANAGEMENT

The management of NIF, including general supervision of the duties performed for the Funds by the Adviser under the Management Agreement, is the responsibility of the Board of Directors. The number of directors of NIF is twelve, two of whom are “interested persons” (as the term “interested person” is defined in the 1940 Act) and ten of whom are not interested persons (referred to herein as “independent directors”). None of the independent directors has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The independent directors of NIF are directors or trustees, as the case may be, of 103 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 103 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”). The interested directors of NIF are directors or trustees, as the case may be, of 32 Nuveen Mutual Funds and 103 Nuveen-sponsored closed-end funds.

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Independent Directors:
Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 1940	Director	Term—Indefinite* Length of Service—Since 2011	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206	None

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Director	Term—Indefinite* Length of Service— Since 2011	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	206	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Director	Term—Indefinite* Length of Service— Since 2011	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	206	Director (since 2004) of Xerox Corporation.

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 1942	Director	Term—Indefinite* Length of Service—Since 2011	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	206	None

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Director	Term—Indefinite* Length of Service— Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206	None

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board and Director	Term—Indefinite* Length of Service—Since 2011	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Mid-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Director	Term—Indefinite* Length of Service—Since 2011	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Director	Term—Indefinite* Length of Service—Since 2011	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206	Director, CBOE Holdings, Inc. (since 2010).

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 1944	Director	Term—Indefinite* Length of Service—Since 1987	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	206	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Director	Term—Indefinite* Length of Service—Since 2011	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206	None

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Interested Directors:

William Adams IV** 333 West Wacker Drive Chicago, IL 60606 1955	Director	Term—Indefinite* Length of Service— Since 2013	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135	None

Thomas S. Schreier, Jr.** 333 West Wacker Drive Chicago, IL 60606 1962	Director	Term—Indefinite* Length of Service— Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000- 2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; President of First American Funds (2001-2010).	135	None

*	Each director serves an indefinite term until his or her successor is elected.
**	Mr. Adams and Mr. Schreier are “interested persons” of NIF, as defined in the 1940 Act, by reason of their positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of NIF:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term—Until August 2014 Length of Service—Since 2011	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term—Until August 2014 Length of Service—Since 2011	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term—Until August 2014 Length of Service—Since 2011	Managing Director of Nuveen Investments Holdings, Inc.	206

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term—Until August 2014 Length of Service—Since 2011	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	206

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term—Until August 2014 Length of Service—Since 2011	Managing Director and Treasurer (since 2009) of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	206

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Chief Compliance Officer	Term—Until August 2014 Length of Service—Since 2011	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Until August 2014 Length of Service—Since 2011	Senior Vice President of Nuveen Investments Holdings, Inc.	206

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term—Until August 2014 Length of Service—Since 2011	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	206

Name, Business Address and Year of Birth	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term—Until August 2014 Length of Service—Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term—Until August 2014 Length of Service—Since August 2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

Jeffery M. Wilson 333 West Wacker Drive Chicago, IL 60606 1956	Vice President	Term—Until August 2014 Length of Service—Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Directors” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “directors”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of the funds in the Nuveen Fund complex (all of the independent trustees/directors serve on the Board of every fund in the Nuveen Fund complex; the interested trustees of NIF are directors or trustees, as the case may be, of 35 Nuveen Mutual Funds and 103 Nuveen-sponsored closed-end funds). In adopting a unitary board structure, the directors seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the directors consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent directors. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent director. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the directors have elected William J. Schneider to serve as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the directors are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the directors and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of directors among the different committees allows the directors to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William Adams IV, William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended June 30, 2013, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the directors, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert,

Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent director of the Nuveen Funds. During the fiscal year ended June 30, 2013, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of directors; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to director compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview any and all candidates and to make the final selection of any new directors. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent director candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent directors at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent directors of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended June 30, 2013, the Nominating and Governance Committee met six times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended June 30, 2013, the Dividend Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, John K. Nelson, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. During the fiscal year ended June 30, 2013, the Compliance Committee met five times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are David J. Kundert, William J. Schneider, Judith M. Stockdale, Virginia L. Stringer and Terence J. Toth, Chair. During the fiscal year ended June 30, 2013, the Open-End Funds Committee met four times.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested trustee of NIF, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“MBA”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe,

Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves as the Chairman of The Board of Trustees of Marian University, and is on the Board of Directors of Core12 LLC, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Nuveen Funds’ Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine Group entities. He is currently a member of the boards of WDPR Public radio station, of Mid-America Health System and of Tech Town, Inc., a not-for-profit Dayton community development corporation. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested trustee of NIF, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low country of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner, Promus Capital (since 2008). From 2008 to 2013, he was a Director, Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head

of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Compensation

The following table shows, for each independent director, (1) the aggregate compensation paid by the Funds for the fiscal year ended June 30, 2013, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation paid to each director by the Nuveen Funds during the fiscal year ended June 30, 2013.

Name of Director	Aggregate Compensation From Funds[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Nuveen Funds Paid to Director[3]

Robert P. Bremner	$12,724	$1,904	$350,163
Jack B. Evans	9,838	2,259	281,514
William C. Hunter	8,802	—	249,850
David J. Kundert	10,449	10,268	284,180
John K. Nelson[4]	—	—	—
William J. Schneider	10,903	10,713	304,338
Judith M. Stockdale	10,040	3,426	279,617
Carole E. Stone	9,821	2,422	276,488
Virginia L. Stringer	10,573	—	257,350
Terence J. Toth	12,047	1,354	299,957

[1]	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended June 30, 2013 for services to the Funds.
[2]

Pursuant to a deferred compensation agreement with the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Funds.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one-year period ended June 30, 2013 for services to the Nuveen Funds.
[4]	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.

Effective January 1, 2012, independent directors received a $130,000 annual retainer, which was increased to $140,000 as of January 1, 2013, plus they receive (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Open-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

NIF does not have a retirement or pension plan. NIF has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent director to elect to defer receipt of all or a portion of his or her compensation as an independent director. The deferred compensation of a participating director is credited to a book reserve account of NIF when the compensation would otherwise have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a director’s deferral account, the independent director may elect to receive distributions in a lump sum or over a period of five years. NIF will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of NIF and the directors of NIF who are not independent directors serve without any compensation from the Funds.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each director’s beneficial ownership in each Fund, and (ii) each director’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by the director in the directors’ deferred compensation plan, based on the value of fund shares as of September 30, 2013.

		Directors
	Adams[1]	Bremner	Evans	Hunter	Kundert	Nelson[2]	Schneider	Schreier[3]	Stockdale	Stone	Stringer	Toth
Aggregate Holdings—Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$0	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Nuveen Core Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Core Plus Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen High Income Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001- $50,000
Nuveen Inflation Protected Securities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Intermediate Government Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

		Directors
	Adams[1]	Bremner	Evans	Hunter	Kundert	Nelson[2]	Schneider	Schreier[3]	Stockdale	Stone	Stringer	Toth
Nuveen Short Term Bond Fund	Over $100,000	$10,001- $50,000	$50,001- $100,000	Over $100,000	$0	$0	$0	Over $100,000	Over $100,000	$0	$0	$0
Nuveen Strategic Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001- $50,000

[1]	Mr. Adams was appointed to the Board of Directors of NIF effective September 1, 2013.
[2]	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.
[3]	Mr. Schreier was appointed to the Board of Directors of NIF effective September 1, 2013.

As of October 2, 2013, the officers and directors of each Fund, in the aggregate, owned less than 1% of the shares of each of the Funds.

As of October 2, 2013, none of the independent directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Sales Loads

Directors of the Funds and certain other Fund affiliates may purchase the Funds’ Class I shares. See the Funds’ Prospectus for details.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of each Fund, with responsibility for the overall management of each Fund. The Adviser is also responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolios of the Funds. For additional information regarding the management services performed by the Adviser and the Sub-Adviser, see “Who Manages the Funds” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at a rate set forth in the Prospectus under “Who Manages the Funds.” In addition, the Adviser has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current fee waivers and expense reimbursements for the Funds.

Each Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all eligible Nuveen Fund assets and a specific fund-level fee based only on the amount of assets within each individual Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of each Fund as set forth in the Prospectus.

Each Fund’s complex-level fee is payable monthly and is additive to the fund-level fee. It is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen Funds, and making, as appropriate, upward adjustments to that rate based upon the percentage of each Fund’s assets that are not “eligible assets.” The current overall complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

A Fund’s complex-level fee rate will not exceed the maximum overall complex-level fee rate of 0.2000%. As of June 30, 2013, the Funds’ complex-level fees were:

Fund	Complex-Level Fee Rate
Nuveen Core Bond Fund	0.2000%
Nuveen Core Plus Bond Fund	0.2000%
Nuveen High Income Bond Fund	0.1876%
Nuveen Inflation Protected Securities Fund	0.1832%
Nuveen Intermediate Government Bond Fund	0.2000%
Nuveen Short Term Bond Fund	0.1920%
Nuveen Strategic Income Fund	0.1986%

The following table sets forth the management fees (net of fee waivers and expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by the Adviser for the specified periods.

	Management Fees Net of Expense Reimbursement Paid to the Adviser			Fee Waivers and Expense Reimbursements from the Adviser
Fund	January 1, 2011 through June 30, 2011	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2013	January 1, 2011 through June 30, 2011	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2013
Nuveen Core Bond Fund	$2,180,794	$3,860,392	$2,547,084	$52,207	$114,444	$83,320
Nuveen Core Plus Bond Fund	3,374,264	5,155,630	3,102,712	22,331	369,998	305,202
Nuveen High Income Bond Fund	1,766,017	3,598,790	4,147,980	224,583	190,471	—
Nuveen Inflation Protected Securities Fund	503,512	1,421,061	1,655,236	259,868	528,613	—
Nuveen Intermediate Government Bond Fund	213,446	389,920	230,257	152,608	274,847	119,207
Nuveen Short Term Bond Fund	1,928,049	3,456,471	3,292,573	—	130,350	167,226
Nuveen Strategic Income Fund	2,080,552	3,246,861	3,053,083	53	431,342	410,663

The Funds were formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments and certain Nuveen affiliates, the Adviser acquired a portion of the asset management business of FAF and was selected as the investment adviser of the Funds (the “Transaction”).

As noted, FAF served as the Funds’ investment adviser prior to the consummation of the Transaction. The following table sets forth the management fees (net of fee waivers and expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by FAF for the specified periods.

	Management Fees Net of Expense Reimbursement Paid to FAF		Fee Waivers and Expense Reimbursements from FAF
Fund	Fiscal Year Ended June 30, 2010	July 1, 2010 through December 31, 2010	Fiscal Year Ended June 30, 2010	July 1, 2010 through December 31, 2010
Nuveen Core Bond Fund	$3,385,673	$1,710,330	$499,525	$265,099
Nuveen Core Plus Bond Fund	5,809,586	2,774,257	884,791	461,164
Nuveen High Income Bond Fund	1,697,465	1,190,786	609,186	359,162
Nuveen Inflation Protected Securities Fund	298,720	213,419	476,716	266,835
Nuveen Intermediate Government Bond Fund	213,210	155,463	462,924	260,950
Nuveen Short Term Bond Fund	1,700,712	1,251,673	1,068,548	715,415
Nuveen Strategic Income Fund	3,182,398	1,646,097	894,114	510,669

[1]	Advisory and certain other fees for the period were waived by FAF to comply with total operating expense limitations that were agreed upon by the Fund and FAF.

In addition to the Adviser’s management fee, each Fund also pays a portion of NIF’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser to manage the investment portfolio of each Fund. The Adviser pays Nuveen Asset Management a portfolio management fee out of the advisory fee paid to the Adviser for its services to the Funds.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the investment strategies of the Funds:

Name	Fund
Peter L. Agrimson	Nuveen Short Term Bond Fund
Jeffrey J. Ebert	Nuveen Core Bond Fund
Nuveen Core Plus Bond Fund
Nuveen Strategic Income Fund
John T. Fruit	Nuveen High Income Bond Fund
Chad W. Kemper	Nuveen Inflation Protected Securities Fund
Wan-Chong Kung	Nuveen Core Bond Fund Nuveen Core Plus Bond Fund
Nuveen Inflation Protected Securities Fund
Nuveen Intermediate Government Bond Fund
Chris J. Neuharth	Nuveen Core Bond Fund
Nuveen Core Plus Bond Fund
Nuveen Intermediate Government Bond Fund
Nuveen Short Term Bond Fund
Marie A. Newcome	Nuveen Strategic Income Fund
Jason J. O’Brien	Nuveen Intermediate Government Bond Fund
Timothy A. Palmer	Nuveen Core Plus Bond Fund
Nuveen Strategic Income Bond Fund
Jeffrey T. Schmitz	Nuveen High Income Bond Fund

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Funds’ portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on a Fund’s pre-tax investment performance, generally measured over the past one- and three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Funds, as of June 30, 2013, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees

Peter L. Agrimson	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0
Jeffrey J. Ebert	Registered Investment Companies	1	6.8 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	21	1.2 billion	1	101.3 million
John T. Fruit	Registered Investment Companies	1	110.1 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0
Chad W. Kemper	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	34	806.6 million	0	0
Wan-Chong Kung	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	9	330.0 million	0	0
Chris J. Neuharth	Registered Investment Companies	2	487.3 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	11	873.0 million	0	0
Marie A. Newcome	Registered Investment Companies	1	6.8 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	17	245.0 million	0	0
Jason J. O’Brien	Registered Investment Companies	5	821.8 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	11	330.0 million	0	0
Timothy A. Palmer	Registered Investment Companies	4	860.4 million	0	0
	Other Pooled Investment Vehicles	1	63.7 million	0	0
	Other Accounts	8	481.0 million	0	0
Jeffrey T. Schmitz	Registered Investment Companies	2	407.7 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities

The following table indicates as of June 30, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund they manage. For purposes of this table, the following letters indicate the range listed next to each letter:

A - $0

B - $1 - $10,000

C - $10,001 - $50,000

D - $50,001 - $100,000

E - $100,001 - $500,000

F - $500,001 - $1,000,000

G - More than $1 million

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Peter L. Agrimson	Nuveen Short Term Bond Fund	B
Jeffrey J. Ebert	Nuveen Core Bond Fund	B
	Nuveen Core Plus Bond Fund	A
	Nuveen Strategic Income Fund	B
John T. Fruit	Nuveen High Income Bond Fund	E
Chad W. Kemper	Nuveen Inflation Protected Securities Fund	A
Wan-Chong Kung	Nuveen Core Bond Fund	B
	Nuveen Core Plus Bond Fund	B
	Nuveen Inflation Protected Securities Fund	B
	Nuveen Intermediate Government Bond Fund	B
Chris J. Neuharth	Nuveen Core Bond Fund	C
	Nuveen Core Plus Bond Fund	B

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
	Nuveen Intermediate Government Bond Fund	B
	Nuveen Short Term Bond Fund	D
Marie A. Newcome	Nuveen Strategic Income Fund	B
Jason J. O’Brien	Nuveen Intermediate Government Bond Fund	A
Timothy A. Palmer	Nuveen Core Plus Bond Fund	C
	Nuveen Strategic Income Bond Fund	E
Jeffrey T. Schmitz	Nuveen High Income Bond Fund	C

Administrator

Prior to the Transaction, FAF served as Administrator pursuant to an Administration Agreement between FAF and NIF, dated July 1, 2006 and U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, served as sub-administrator pursuant to a Sub-Administration Agreement between FAF and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. As of December 31, 2010, the Funds no longer have an administrator or sub-administrator. The following table sets forth total administrative fees, after waivers, paid by the Funds to FAF and USBFS for the fiscal year period from July 1, 2010 through December 31, 2010:

Fund	July 1, 2010 through December 31, 2010

Nuveen Core Bond Fund	$888,827
Nuveen Core Plus Bond Fund	1,455,737
Nuveen High Income Bond Fund	498,142
Nuveen Inflation Protected Securities Fund	216,089
Nuveen Intermediate Government Bond Fund	187,352
Nuveen Short Term Bond Fund	885,093
Nuveen Strategic Income Fund	808,680

Transfer Agent

The Funds’ transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc. (“BFDS”), P.O. Box 8530, Boston, Massachusetts 02266-8530.

Prior to May 14, 2012, USBFS served as the Funds’ transfer agent. The following table sets forth transfer agent fees, excluding out-of-pocket expenses, paid by the Funds to USBFS for the fiscal year ended June 30, 2011 and the period July 1, 2011 through May 14, 2012:

Fund	Fiscal Year Ended June 30, 2011	July 1, 2011 through May 14, 2012[1]
Nuveen Core Bond Fund	$41,354	$197,960
Nuveen Core Plus Bond Fund	157,909	306,032
Nuveen High Income Bond Fund	86,624	284,268
Nuveen Inflation Protected Securities Fund	54,131	181,337
Nuveen Intermediate Government Bond Fund	58,295	45,574
Nuveen Short Term Bond Fund	98,265	176,383
Nuveen Strategic Income Fund	76,532	160,493

[1]

Transfer agent fees are reflective of one-time fees, due to transfer agent conversion, in the amount of $930, $3,938, $2,035, $950, $786, $3,219 and $1,743 for Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund, respectively.

Custodian

U.S. Bank, 60 Livingston Avenue, St. Paul, Minnesota 55101, acts as the custodian for each Fund (the “Custodian”). U.S. Bank is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of NIF’s officers or resolutions of the Board of Directors.

As compensation for its services as custodian to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of each such Fund’s average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not “interested persons” of NIF, as that term is defined in the 1940 Act.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Funds’ shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated January 1, 2011 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Funds appointed the Distributor to be their agent for the distribution of the Funds’ shares on a continuous offering basis.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, PwC provides assistance on accounting, tax and related matters.

CODES OF ETHICS

The Funds, the Adviser, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Directors and could result in severe penalties.

PROXY VOTING POLICIES

The Funds invest their assets primarily in debt securities, which generally do not issue proxies. However, the Funds may also invest in other types of securities that may issue proxies.

Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of each Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, Nuveen Asset Management has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Funds and managed by Nuveen Asset Management. ISS provides voting recommendations based upon established guidelines and practices. Nuveen Asset Management reviews and frequently follows ISS recommendations. However, on selected issues,

Nuveen Asset Management may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If Nuveen Asset Management manages the assets of a company or its pension plan and any of Nuveen Asset Management’s clients hold any securities of that company, Nuveen Asset Management will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by Nuveen Asset Management and ISS does not offer a recommendation on the matter, Nuveen Asset Management shall disclose the conflict and Nuveen Asset Management’s Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board of Trustees or its designated committee.

Although Nuveen Asset Management has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Nuveen Asset Management does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Nuveen Asset Management is unable to consider such information when determining whether there are material conflicts of interests.

Nuveen Asset Management has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Sub-Adviser’s general voting policies.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Nuveen Asset Management is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of a Fund’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Asset Management to seek the best execution under the circumstances of each trade. Nuveen Asset Management evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, Nuveen Asset Management may randomly select one of them. While Nuveen Asset Management will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of Nuveen Asset Management in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Directors.

Nuveen Asset Management may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or, in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Directors that the benefits available from the Nuveen Asset Management organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table sets forth the aggregate brokerage commissions paid by the Funds during the fiscal years ended June 30, 2011, June 30, 2012 and June 30, 2013:

	Aggregate Brokerage Commissions Paid by the Funds
Fund	Fiscal Year Ended June 30, 2011	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2013
Nuveen Core Bond Fund	$—	$—	$—
Nuveen Core Plus Bond Fund	—	—	593
Nuveen High Income Bond Fund	56,474	33,026	27,713
Nuveen Inflation Protected Securities Fund	1,335	486	608
Nuveen Intermediate Government Bond Fund	—	—	—
Nuveen Short Term Bond Fund	—	—	—
Nuveen Strategic Income Fund	3,430	23,254	5,512

—	No commissions paid.

Brokerage commissions paid by a Fund may vary significantly from year to year. During the last fiscal year, Nuveen High Income Bond Fund and Nuveen Strategic Income Fund experienced decreases in brokerage commissions due to varying market conditions and portfolio holdings.

During the fiscal year ended June 30, 2013, the Funds did not pay commissions to brokers in return for research services.

The Funds have acquired during the fiscal year ended June 30, 2013 the securities of their regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds’ aggregate holdings of the securities of each issuer as of close of the fiscal year ended June 30, 2013.

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of June 30, 2013)
Nuveen Core Bond Fund	Bank of America Securities, LLC	Bank of America Corporation, 5.750%, 12/01/17	$2,778,438
	Bank of America Securities, LLC	Bank of America Corporation, 5.875%, 1/05/21	3,680,339
	Citigroup Global Markets, Inc.	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4, 5.205%, 12/11/49	492,250
	Citigroup Global Markets, Inc.	Citigroup Commercial Mortgage Trust Series 2012-GC8, 3.024%, 9/12/45	4,623,983

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of June 30, 2013)
Nuveen Core Bond Fund	Citigroup Global Markets, Inc.	Citigroup Inc., 4.500%, 1/14/22	$2,083,658
	Citigroup Global Markets, Inc.	Citigroup Inc., 6.125%, 11/21/17	2,375,387
	Credit Suisse	Credit Suisse Commercial Mortgage Trust 2013-IVR4, 3.000%, 7/25/43	4,964,060
	JPMorgan Chase	JPMorgan Chase & Company, 3.200%, 1/25/23	2,909,626
	JPMorgan Chase	JPMorgan Chase & Company, 3.375%, 5/01/23	1,154,638
	JPMorgan Chase	JPMorgan Chase & Company, 4.500%, 1/24/22	1,989,532
	JPMorgan Chase	JPMorgan Chase & Company, 6.400%, 5/15/38	1,172,995
	JPMorgan Chase	JPMorgan JPMBB Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2013-C12, 3.664%, 7/17/45	2,985,918
	Morgan Stanley & Co., Inc.	Morgan Stanley, 4.875%, 11/01/22	1,481,852
	Morgan Stanley & Co., Inc.	Morgan Stanley, 6.625%, 4/01/18	2,550,274
	Wachovia Bank	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8, 0.273%, 6/15/20	1,092,886
	Wachovia Bank	Wachovia Capital Trust III, 5.570%	2,178,375
Nuveen Core Plus Bond Fund	Citigroup Global Markets, Inc.	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4, 5.205%, 12/11/49	988,707
	Citigroup Global Markets, Inc.	Citigroup Inc., 4.050%, 7/30/22	1,797,268
	Citigroup Global Markets, Inc.	Citigroup Inc., 4.500%, 1/14/22	3,339,062
	Citigroup Global Markets, Inc.	Citigroup Inc., 5.950%	1,920,543
	Citigroup Global Markets, Inc.	Citigroup, Credit Default Swap	(29,525	)*

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of June 30, 2013)
Nuveen Core Plus Bond Fund	Credit Suisse	Credit Suisse Commercial Mortgage Trust 2013-IVR4, 3.000%, 7/25/43	$4,964,060
	Credit Suisse	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8, 6.208%, 4/25/33	3,004,898
	Deutsche Bank Trust Co.	Deutsche Bank AG, Interest Rate Swap	1,634,060	*
	Goldman Sachs & Co.	Goldman Sachs Capital II, 4.000%	1,919,925
	Goldman Sachs & Co.	Goldman Sachs Group, Inc., 5.250%, 7/27/21	2,669,398
	Goldman Sachs & Co.	Goldman Sachs Group, Inc., 6.000%, 6/15/20	5,213,611
	Goldman Sachs & Co.	Goldman Sachs Group, Inc., 6.750%, 10/01/37	3,774,781
	Goldman Sachs & Co.	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10, 5.982%, 8/10/45	5,571,790
	Goldman Sachs & Co.	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1, 6.699%, 3/25/43	358,519
	Goldman Sachs & Co.	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2, 7.500%, 3/25/35	703,497
	Goldman Sachs & Co.	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2, 7.500%, 9/25/35	794,168
	Goldman Sachs & Co.	Goldman Sachs, Forward Foreign Currency Contract	20,894	*
	Goldman Sachs & Co.	Goldman Sachs, Forward Foreign Currency Contract	(188,176	)*

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of June 30, 2013)
Nuveen Core Plus Bond Fund	JPMorgan Chase	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1, 0.473%, 6/25/37	$1,893,766
	JPMorgan Chase	JPMorgan Chase & Company, 4.500%, 1/24/22	6,120,428
	JPMorgan Chase	JPMorgan Chase & Company, 3.200%, 1/25/23	5,695,842
	JPMorgan Chase	JPMorgan Chase & Company, 3.375%, 5/01/23	1,564,349
	JPMorgan Chase	JPMorgan Chase & Company, 6.400%, 5/15/38	2,557,129
	JPMorgan Chase	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C4, 4.106%, 7/17/46	5,935,838
	JPMorgan Chase	JPMorgan Chase, Interest Rate Swap	504,724	*
	Morgan Stanley & Co., Inc.	Morgan Stanley, 5.500%, 7/28/21	4,383,434
	Morgan Stanley & Co., Inc.	Morgan Stanley, 6.625%, 4/01/18	9,351,004
	Wells Fargo Bank	Wells Fargo Capital Trust X, 5.950%, 12/15/36	2,718,600
	Wells Fargo Bank	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2007-2, 5.750%, 3/25/37	941,996
	Wells Fargo Bank	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3, 4.375%, 3/17/44	5,252,289
	Wells Fargo Bank	Wells Fargo & Company, 3.450%, 2/13/23	1,165,143
Nuveen High Income Bond Fund	Bank of America Securities, LLC	Bank of America Corporation, 4.000%	1,852,907
	Barclay Investments LTD.	Barclays Bank PLC, 4.750%	2,450,167
	Barclay Investments LTD.	Barclays Bank PLC, 4.875%	1,898,316
	Barclay Investments LTD.	Barclays Bank PLC, 6.000%	1,710,911
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(10,971	)*

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of June 30, 2013)
Nuveen High Income Bond Fund	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	$ (11,967	)*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(5,691	)*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	3,554	*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	14,758	*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(129,644	)*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(17,775	)*
	Jefferies Partners Opportunity Fund II	Jefferies Finance LLC, 144A, 7.375%, 4/01/20	2,910,000
	Jefferies Partners Opportunity Fund II	Jefferies Loancore Finance, 144A, 6.875%, 6/01/20	2,425,000
	JPMorgan Chase	JPMorgan Chase	—
	UBS Financial Services, Inc.	UBS Preferred Funding Trust IV, 0.893%	2,826,159
Nuveen Inflation Protected Securities Fund	Bank of America Securities, LLC	Bank of America Corporation, 7.250%	222,100
	Greenwich Capital Markets, Inc.	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11, 5.736%, 12/10/49	4,255,840
	JPMorgan Chase	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1, 3.853%, 6/15/43	996,901
	JPMorgan Chase	JPMorgan JPMBB Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2013-C12, 3.664%, 7/17/45	1,970,903
	Morgan Stanley & Co., Inc.	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3 A1, 2.178%, 7/16/49	1,417,704
	UBS Financial Services, Inc.	UBS Barclays Commercial Mortgage Trust 2012-C4, 2.850%, 12/12/45	1,849,928

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of June 30, 2013)
Nuveen High Income Bond Fund	UBS Financial Services, Inc.	UBS Preferred Funding Trust IV, 0.893%	$ 250,200
Nuveen Intermediate Government Bond Fund	JPMorgan Chase	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1, 2.749%, 11/15/43	849,373
	Morgan Stanley & Co., Inc.	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3 A1, 2.178%, 7/16/49	517,128
Nuveen Short Term Bond Fund	Barclay Investments LTD.	Barclays Bank PLC, 5.000%, 9/22/16	3,993,783
	BNP Paribas Brokerage Services, Inc.	BNP Paribas Brokerage Services, Inc.	—
	Citigroup Global Markets, Inc.	Citigroup Commercial Mortgage Trust Series 2012-GC8, 1.813%, 9/12/45	6,486,493
	Citigroup Global Markets, Inc.	Citigroup Inc., 4.587%, 12/15/15	13,231,702
	Citigroup Global Markets, Inc.	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2010-10, 4.778%, 12/27/32	3,231,932
	Credit Suisse	Credit Suisse Commercial Mortgage Trust 2013-IVR4, 3.000%, 7/25/43	4,964,060
	Credit Suisse	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage- Backed Pass-Through Certificates, Series 2003-23, 5.750%, 9/25/33	732,278
	Credit Suisse	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass- Through Certificates, Series 2004-C1, 4.750%, 1/15/37	794,718
	Greenwich Capital Markets, Inc.	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11, 5.736%, 12/10/49	7,895,704

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of June 30, 2013)
Nuveen Short Term Bond Fund	JPMorgan Chase	JPMorgan Chase & Company, 3.150%, 7/05/16	$4,673,700
	JPMorgan Chase	JPMorgan Chase & Company, 5.150%, 10/01/15	4,861,890
	JPMorgan Chase	JPMorgan Chase Commercial Mortgage Securities Corporation, Pass- Through Certificates Trust 2013-FL3, 0.893%, 4/15/28	7,170,407
	JPMorgan Chase	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1, 3.853%, 6/15/43	4,207,510
	JPMorgan Chase	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1, 2.749%, 11/15/43	3,475,894
	JPMorgan Chase	JPMorgan Chase Commercial Mortgage Securities Trust Pass-Through Certificates Series 2013-JWRZ, 0.973%, 4/15/30	7,020,457
	JPMorgan Chase	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C4, 1.525%, 7/17/46	5,008,894
	JPMorgan Chase	JPMorgan, Credit Default Swap	155,460	*
	Morgan Stanley & Co., Inc.	Morgan Stanley ABS Capital I Inc., Mortgage Pass-Through Certificates, Series 2007-NC2, 0.303%, 2/25/37	296,887
	Morgan Stanley & Co., Inc.	Morgan Stanley Capital I Inc Trust, Mortgage Pass-Through Certificates, Series 2006-NC2, 0.373%, 2/25/36	929,423
	Morgan Stanley & Co., Inc.	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C1, 2.602%, 9/15/47	4,736,090

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of June 30, 2013)
Nuveen Short Term Bond Fund	Morgan Stanley & Co., Inc.	Morgan Stanley, 1.750%, 2/25/16	$4,953,345
	Morgan Stanley & Co., Inc.	Morgan Stanley, 4.100%, 1/26/15	2,759,174
	Nomura Trust & Banking Co. LTD	Nomura Holdings Incorporated, 2.000%, 9/13/16	2,224,892
	Wells Fargo Bank	Wells Fargo & Company, 1.500%, 7/01/15	2,022,786
	Wells Fargo Bank	Wells Fargo & Company, 3.676%, 6/15/16	4,011,910
	Wells Fargo Bank	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass- Through Certificate Series 2006-3, 5.500%, 3/25/36	66,650
	Wells Fargo Bank	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass- Through Certificate Series 2006-AR14, 2.636%, 10/25/36	1,084,862
	Wells Fargo Bank	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass- Through Certificate Series 2007-2, 5.750%, 3/25/37	691,795
	Wells Fargo Bank	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2, 2.682%, 10/25/35	32,837
	Wells Fargo Bank	Wells Fargo-RBS Commercial Mortgage Trust Series 2012-C9, 0.673%, 11/17/45	4,844,455
	Wells Fargo Bank	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3, 1.988%, 3/17/44	4,319,649
	Wells Fargo Bank	WF-RBS Commercial Mortgage Trust, Commercial Mortgage Pass- Through Certificates, Series 2011-C2, 2.501%, 2/18/44	2,796,831
Nuveen Strategic Income Fund	Bank of America Securities, LLC	Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2006-6, 6.000%, 7/25/46	2,727,806

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of June 30, 2013)
Nuveen Strategic Income Fund	Bank of America Securities, LLC	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1, 6.000%, 6/25/35	$ 47,985
	Bank of America Securities, LLC	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4, 4.933%, 7/10/45	373,049
	Bank of America Securities, LLC	Bank of America Corporation, 5.750%, 12/01/17	2,350,558
	Bank of America Securities, LLC	Bank of America Corporation, 5.875%, 1/05/21	8,328,596
	Bank of America Securities, LLC	Bank of America, Forward Foreign Currency Contract	47,128	*
	Bank of America Securities, LLC	Bank of America, Forward Foreign Currency Contract	(33,690	)*
	Bank of America Securities, LLC	Bank of America, Forward Foreign Currency Contract	(52,261	)*
	Citigroup Global Markets, Inc.	Citigroup Capital Trust XI, 6.000%	697,760
	Citigroup Global Markets, Inc.	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4, 5.205%, 12/11/49	286,094
	Citigroup Global Markets, Inc.	Citigroup Inc., 5.950%	1,492,650
	Citigroup Global Markets, Inc.	Citigroup Inc., 6.125%, 8/25/36	1,796,628
	Citigroup Global Markets, Inc.	Citigroup Inc., 6.875%, 3/05/38	363,790
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	599,552	*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	33,690	*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(5,186	)*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	359,754	*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(3,071	)*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	6,859	*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	111,186	*

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of June 30, 2013)
Nuveen Strategic Income Fund	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	$ (81,532	)*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	332,218	*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(453,975	)*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(1,288,926	)*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(78,792	)*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(7,042	)*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(160	)*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(344,402	)*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(94,135	)*
	Citigroup Global Markets, Inc.	Citigroup, Forward Foreign Currency Contract	(9,610	)*
	Credit Suisse	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23, 5.750%, 9/25/33	275,336
	Credit Suisse	Credit Suisse, Forward Foreign Currency Contract	611,787	*
	Credit Suisse	Credit Suisse, Forward Foreign Currency Contract	(406,832	)*
	Credit Suisse	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass- Through Certificates, Series 2004-C1, 4.750%, 1/15/37	427,268
	Credit Suisse	Credit Suisse, Call Option Purchased	—
	Deutsche Bank Trust Co.	Deutsche Bank AG, Interest Rate Swap	2,344,520	*
	Goldman Sachs & Co.	Goldman Sachs Capital II, 4.000%	1,188,525
	Goldman Sachs & Co.	Goldman Sachs Group, Inc., 5.500%	1,062,160
	Goldman Sachs & Co.	Goldman Sachs Group, Inc., 3.625%, 1/22/23	2,870,319
	Goldman Sachs & Co.	Goldman Sachs Group, Inc., 5.250%, 7/27/21	2,022,109

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of June 30, 2013)
Nuveen Strategic Income Fund	Goldman Sachs & Co.	Goldman Sachs Group, Inc., 6.000%, 6/15/20	$9,022,693
	Goldman Sachs & Co.	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6, 5.506%, 4/10/38	956,002
	Goldman Sachs & Co.	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1, 6.699%, 3/25/43	1,273,031
	Goldman Sachs & Co.	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-AR1, 3.185%, 1/25/35	424,960
	JPMorgan Chase	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1, 0.473%, 6/25/37	1,129,192
	JPMorgan Chase	JPMorgan Chase & Company, 3.200%, 1/25/23	4,010,822
	JPMorgan Chase	JPMorgan Chase & Company, 3.375%, 5/01/23	1,494,512
	JPMorgan Chase	JPMorgan Chase & Company, 4.500%, 1/24/22	5,774,878
	JPMorgan Chase	JPMorgan Chase & Company, 5.150%	1,076,325
	JPMorgan Chase	JPMorgan Chase & Company, 6.400%, 5/15/38	2,674,429
	JPMorgan Chase	JPMorgan, Credit Default Swap	(43,964	)*
	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	140,746	*
	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	(96,508	)*
	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	337,664	*
	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	(15,390	)*
	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	464,927	*
	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	45,037	*
	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	(39,373	)*

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of June 30, 2013)
Nuveen Strategic Income Fund	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	$ 16,438	*
	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	(389,767	)*
	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	2,653	*
	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	(304,147	)*
	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	(1,145,503	)*
	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	100,683	*
	JPMorgan Chase	JPMorgan, Forward Foreign Currency Contract	36,343	*
	JPMorgan Chase	JPMorgan, Interest Rate Swap	392,316	*
	JPMorgan Chase	JPMorgan, Interest Rate Swap	454,252	*
	Morgan Stanley & Co., Inc.	Morgan Stanley, 3.750%, 2/25/23	2,868,849
	Morgan Stanley & Co., Inc.	Morgan Stanley, 4.875%, 11/01/22	5,453,214
	Morgan Stanley & Co., Inc.	Morgan Stanley, 6.625%, 4/01/18	5,242,229

*	Amounts represent unrealized appreciation/depreciation as of June 30, 2013.

Portfolio Trading and Turnover

The Funds will make changes in their investment portfolios from time to time in order to seek to take advantage of opportunities in the market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objectives. Changes in the Funds’ investments are known as “portfolio turnover.”

The decreases in portfolio turnover over the past fiscal year for Nuveen High Income Bond Fund and Nuveen Strategic Income Fund were the result of both changes in market conditions and investment opportunities available during the fiscal year ended June 30, 2013.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. Currently, the Funds generally make available complete portfolio holdings information on the Funds’ website following the end of each month with an approximately one-month lag. Additionally, the Funds publish on the website a list of their top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or Sub-Adviser, independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including ISS, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds’ independent directors (Chapman and Cutler LLP). Also, the Adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the Adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Adviser and/or Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and the Adviser and Sub-Adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Directors on an annual basis.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

ADP Investor Communications Services

Altrinsic Global Advisors, LLC

Barclays Capital, Inc.

Barra

Bloomberg

BNP Paribas Prime Brokerage, Inc.

BNP Paribas Securities Corp.

Broadridge Systems

Cantor Fitzgerald & Co.

Chapman and Cutler LLP

Commerz Markets LLC

Credit Agricole Securities (USA) Inc.

Credit Suisse Securities (USA), LLC

Deutsche Bank Securities, Inc.

Dresdner Kleinwort Securities, LLC

Ernst & Young LLP

FactSet Research Systems

Financial Graphic Services

First Clearing, LLC

Forbes

Glass, Lewis & Co.

Goldman Sachs & Co.

HSBC Securities (USA), Inc.

ING Financial Markets, LLC

The Investment Company Institute

ISS

Jefferies & Company, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Securities, Inc.

Lazard Asset Management, Inc.

Lipper Inc.

Merrill Lynch, Pierce, Fenner & Smith

Moody’s

Morgan Stanley & Co., Inc.

Morningstar, Inc.

MS Securities Services, Inc.

Newedge USA, LLC

Nuveen Asset Management, LLC

Nuveen Fund Advisors, LLC

Pershing, LLC

PricewaterhouseCoopers LLP

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

RBS Securities, Inc.

R.R. Donnelley & Sons Company

R.R. Donnelley Financial

Scotia Capital (USA), Inc.

SG Ameritas Securities, LLC

Societe Generale, New York Branch

Standard & Poor’s

State Street Bank & Trust Co.

Strategic Insight

TD Ameritrade Clearing, Inc.

ThomsonReuters LLC

UBS Securities, LLC

U.S. Bancorp Fund Services, LLC

U.S. Bank N.A.

Value Line

Vestek Systems, Inc.

Vickers

Wells Fargo Securities, LLC

Wilshire Associates Incorporated

NET ASSET VALUE

Each Fund’s net asset value is determined as set forth in its Prospectus under “General Information—Net Asset Value.”

CAPITAL STOCK

Each share of each Fund’s $0.0001 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all NIF funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan.

The Bylaws of NIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Maryland law and the 1940 Act.

The following table sets forth the percentage ownership of each person, who, as of October 2, 2013, owned of record, or is known by NIF to have owned of record or beneficially, 5% or more of any class of a Fund’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Core Bond Fund Class A Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	30.06%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	8.71%

	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	8.37%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	5.87%

Nuveen Core Bond Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith Attn Fund Administration 4800 Dear Lake Dr East 3rd Fl Jacksonville FL 32246	24.03%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	19.93%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	13.97%

	First Clearing, LLC 2801 Market St Saint Louis MO 63103-2523	7.90%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	7.85%

	First Clearing, LLC 2801 Market St Saint Louis MO 63103-2523	7.58%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 S 6th St Ste 700 # Street-P08 Minneapolis MN 55402-4413	7.46%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	7.14%

Nuveen Core Bond Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	57.83%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	26.69%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	10.20%

Nuveen Core Plus Bond Fund Class A Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	29.39%

	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	11.71%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	6.70%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	6.49%

Nuveen Core Plus Bond Fund Class C Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	17.78%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	9.76%

	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	8.68%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	8.63%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	7.11%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	6.58%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	6.01%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	5.43%

Nuveen Core Plus Bond Fund Class R3 Shares	Frontier Trust Co FBO Sherry Meyerhoff Hanson & Crance LL PO Box 10758 Fargo ND 58106-0758	52.26%

	MG Trust Company Cust. FBO American Modular Power Solutions, I 717 17th Street Suite 1300 Denver CO 80202-3304	15.17%

	MG Trust Company Cust. FBO Contegra Consulting, LLC 717 17th Street Suite 1300 Denver CO 80202-3304	12.48%

	MG Trust Company Cust. FBO Shumate Tri-City, LLC 717 17th Street Suite 1300 Denver CO 80202-3304	8.35%

Nuveen Core Plus Bond Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	53.52%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	23.77%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	11.59%

	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	5.03%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen High Income Bond Fund Class A Shares	Charles Schwab & Co Inc Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	14.64%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	11.70%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	8.68%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	8.65%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	8.57%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	7.67%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	6.29%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	6.10%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	5.67%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 23rd Floor Jersey City NJ 07311	5.34%

Nuveen High Income Bond Fund Class B Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	30.25%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	24.03%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	19.49%

	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	6.64%

	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	6.30%

Nuveen High Income Bond Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	17.75%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	16.64%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	12.96%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	12.73%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	8.86%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	6.72%

Nuveen High Income Bond Fund Class R3 Shares	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	28.03%

	Frontier Trust Co FBO Make-A-Wish 401 K Plan PO Box 10758 Fargo ND 58106-0758	17.65%

	Frontier Trust Co FBO Golden West Construction 401K Pla PO Box 10758 Fargo ND 58106-0758	11.62%

	MG Trust Company Cust. FBO Waterstone Brands, Inc. 717 17th Street Suite 1300 Denver CO 80202-3304	11.10%

	MG Trust Company Cust. FBO Johnson-Quaid Ventures, LLC 717 17th Street Suite 1300 Denver CO 80202-3304	8.50%

	Frontier Trust Company FBO Lavipharm Laboratories, Inc. 401(K) P.O. Box 10758 Fargo ND 58106-0758	6.77%

Nuveen High Income Bond Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	67.70%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	9.16%

	Washington & Co PO Box 1787 Milwaukee WI 53201-1787	8.17%

Nuveen Inflation Protected Securities Fund Class A Shares	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	15.49%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	13.20%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	11.18%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	10.38%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	8.30%

	PIMS/Prudential Retirement As Nominee for the Ttee/Cust PBC Management Inc 2360 5th St Mandeville LA 70471-1861	5.18%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	5.05%

Nuveen Inflation Protected Securities Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	27.05%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	21.30%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	9.49%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	8.01%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	7.32%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	7.10%

Nuveen Inflation Protected Securities Fund Class R3 Shares	FIIOC FBO Guy Nordenson & Associates LLP Profit Sharing Trust 100 Magellan Way Covington KY 41015-1987	19.81%

	Frontier Trust Co FBO Theodore J Willmann Inc 401 PO Box 10758 Fargo ND 58106-0758	14.05%

	Wilmington Trust Risc as Cust FBO Sansum Diabetes Research Inst PO Box 52129 Phoenix AZ 85072-2129	13.54%

	Daniel F. Callahan FBO North Point Pulmonary Associates 401(K) Profit 805 S Wheatley St Ste 600 Ridgeland MS 39157-5005	13.19%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	FIIOC FBO Beth A Carter Inc 100 Magellan Way Covington KY 41015-1987	7.83%

	Frontier Trust Co FBO Carmel Ambulatory Surgery Center L PO Box 10758 Fargo ND 58106-0758	5.74%

	MG Trust Company Cust. FBO Pixart Imaging (USA) Inc. 401(K) 717 17th Street Suite 1300 Denver CO 80202-3304	5.46%

Nuveen Inflation Protected Securities Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	77.62%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	6.21%

Nuveen Intermediate Government Bond Fund Class A Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	38.93%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5.03%

Nuveen Intermediate Government Bond Fund Class C Shares	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	27.66%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	25.56%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	7.99%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	7.13%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	6.76%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5.06%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	5.04%

Nuveen Intermediate Government Bond Fund Class R3 Shares	Frontier Trust Company FBO Hixson & Bumgarner 401(K) Plan P.O. Box 10758 Fargo ND 58106-0758	55.09%

	Counsel Trust DBA MATC FBO AAA Guaranty Pest Elimination 401 K Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	18.38%

	MG Trust Company Cust. FBO Peoplefirst Bank 401(K) Profit Shar 717 17th Street Suite 1300 Denver CO 80202-3304	7.73%

Nuveen Intermediate Government Bond Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	71.03%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	14.47%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	6.84%

Nuveen Short Term Bond Fund Class A Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	16.00%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	10.59%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	8.63%

	MLPF&S For the Sole Benefit Of its Customers Attn Fund Administration 4800 Deer Lake Drive East 3rd Fl Jacksonville FL 32246-6484	8.46%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 23rd Floor Jersey City NJ 07311	7.30%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	7.22%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	5.53%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Short Term Bond Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	25.49%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	19.50%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 23rd Floor Jersey City NJ 07311	11.31%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	11.25%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	10.04%

	Charles Schwab & Co Inc Special Custody Acct For Benefit of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	6.23%

Nuveen Short Term Bond Fund Class R3 Shares	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	98.74%

Nuveen Short Term Bond Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	72.22%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	12.67%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	5.88%

Nuveen Strategic Income Fund Class A Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	13.85%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	13.34%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	11.72%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Dear Lake Dr E Jacksonville FL 32246-6484	9.83%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	8.87%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	7.54%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	6.67%

	Charles Schwab & Co Inc Special Custody Acct For Benefit of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	5.28%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Strategic Income Fund Class B Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	38.14%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	12.91%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	11.88%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	7.49%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	6.58%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Dear Lake Dr E Jacksonville FL 32246-6484	5.44%

Nuveen Strategic Income Fund Class C Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	20.39%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Dear Lake Dr E Jacksonville FL 32246-6484	20.29%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	9.38%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	8.28%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	7.03%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	6.26%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	5.96%

Nuveen Strategic Income Fund Class R3 Shares	Counsel Trust DBA MATC FBO Empower Ret Plan Savings 1251 Waterfront Place Suite 525 Pittsburgh PA 15222-4228	25.38%

	Mid Atlantic Trust Company FBO Empower Retirement Savings Active-Growth with Income Fund 1251 Waterfront Place Suite 525 Pittsburgh PA 15222-4228	12.15%

	Reliance Trust Co FBO Martin Cadillac PO Box 48529 Atlanta GA 30362-1529	9.94%

	MG Trust Company Cust. FBO Omaha Neon Sign Inc 717 17th Street Suite 1300 Denver CO 80202-3304	8.59%

	Frontier Trust Co FBO New York Apple Association Inc 40 PO Box 10758 Fargo ND 58106-0758	5.56%

Nuveen Strategic Income Fund Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	61.96%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	15.71%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	10.30%

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances, or if you are investing through a tax-deferred account, such as an IRA or 401(k) plan. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Funds’ counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. If a Fund fails for any taxable year to qualify as a regulated investment company for federal income tax purposes, the Fund itself will generally be subject to federal income taxation (which will reduce the amount of Fund income available for distribution) and your tax consequences will be different from those described in this section (for example, all distributions to you will generally be taxed as ordinary income, even if those distributions are derived from capital gains realized by the Fund).

Qualification as a Regulated Investment Company

As a regulated investment company, a Fund generally will not be subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in a “qualified publicly traded partnership” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates a Fund’s distributions into three categories, ordinary income distributions, capital gains dividends and returns of capital. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gains may also be subject to the “Medicare tax” described above. Capital gain received from assets held for more than one year that is considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) is taxed at a maximum stated tax rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gains dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Distributions with respect to shares in real estate investment trusts are qualifying dividends only in limited circumstances. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when a Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

Non-U.S. Tax Credit

If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations

If your Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, your Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. Your Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. Your Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, your Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, your Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2014, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. In addition, distributions in respect of shares after June 30, 2014 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

Capital Loss Carry-Forward

When a Fund has a capital loss carry-forward, it does not make capital gains distributions until the loss has been offset or expired. As of June 30, 2013, the following Funds had capital loss carry-forwards available for federal income tax purposes, expiring in the year indicated.

Fund	Expiration Year		Capital Loss Carry-Forwards (000’s omitted)
Nuveen Intermediate Government Bond Fund**	2014		$873,239
	2015		2,446,535
	2016		164,695
	2017		3,538,398
Nuveen Short Term Bond Fund	2014		7,386,527
	2015		7,432,482
	2016		48,855
	2017		1,188,199
	2018		4,103,631
	—	*	2,185,045

Nuveen Strategic Income Fund	2017		5,090,497
	2018		37,557,087

*	Short-term losses not subject to expiration.
**	A portion of Nuveen Intermediate Government Bond Fund’s capital loss carry-forward is subject to an annual limitation under the Code and related regulations.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this SAI.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii)  any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on June 30, 2013, of Class A shares from Nuveen Core Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$10.13
Per share sales charge—3.00% of public offering price (3.06% of net asset value per share)	0.31

Per share offering price to the public	$10.44

Each Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class C and Class I shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Elimination of Sales Charge on Class A Shares. Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

•	investors purchasing $1,000,000 or more ($250,000 or more in the case of Nuveen Short Term Bond Fund);

•	current and former trustees/directors of the Nuveen Funds;

•	full-time and retired employees and directors of Nuveen Investments, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•

investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify the Distributor or your Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800)  257-8787.

Class B Shares

Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund and Nuveen Short Term Bond Fund do not issue Class B shares. Nuveen High Income Bond Fund and Nuveen Strategic Income Fund will only issue Class B shares (i) upon the exchange of Class B shares from another Nuveen Mutual Fund and (ii) for purposes of dividend reinvestment. Class B shares are not available for new accounts or for additional investment into existing accounts.

You may be subject to a contingent deferred sales charge (“CDSC”) if you redeem your Class B shares prior to the end of the sixth year after purchase. See “Reduction or Elimination of Contingent Deferred Sales Charge” below.

Class B shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption.

Class B shares will automatically convert to Class A shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B shares that are converted to Class A shares will remain subject to an annual service fee that is identical in amount for both Class B shares and Class A shares. Since net asset value per share of the Class B shares and the Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Any conversion of Class B shares into Class A shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B shares into Class A shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1.00% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plan.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval.

Redemption of Class C shares within 12 months of purchase may be subject to a CDSC of 1.00% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC is imposed on any redemption within 18 months of purchase. In the case of Class B shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first two years, and declining by 1% each year thereafter until disappearing after the sixth year. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon any redemption within 12 months of purchase (except in cases where a shareholder is eligible for a waiver).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6%

semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Directors has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C shares if the proceeds are transferred to an account managed by the Adviser and the Adviser refunds the advanced service and distribution fees to the Distributor; (xi) redemptions of Class C shares in cases where the Distributor did not advance the first year’s service and distribution fees when such shares were purchased; and (xii) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Class R3 Shares

Class R3 shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of the Funds’ average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.25% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission.

Class R3 shares are only available for purchase by eligible retirement plans. Eligible retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and health care benefit funding plans. In addition, Class R3 shares are available only to retirement plans where Class R3 shares are held on the books of the Funds through omnibus accounts (either at the retirement plan level or at the level of the retirement plan’s financial intermediary). Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans.

The administrator of a retirement plan or employee benefits office can provide plan participants with detailed information on how to participate in the retirement plan and how to elect a Fund as an investment option. Retirement plan participants may be permitted to elect different investment options, alter the amounts contributed to the retirement plan, or change how contributions are allocated among investment options in accordance with the retirement plan’s specific provisions. The retirement plan administrator or employee benefits office should be consulted for details. For questions about their accounts, participants should contact their employee benefits office, the retirement plan administrator, or the organization that provides recordkeeping services for the retirement plan.

Eligible retirement plans may open an account and purchase Class R3 shares directly from the Funds or by contacting any financial intermediary authorized to sell Class R3 shares of the Funds. Financial intermediaries may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their retirement plan participants, including, without limitation, transfers of registration and dividend payee changes.

Financial intermediaries may also perform other functions, including generating confirmation statements, and may arrange with retirement plan administrators for other investment or administrative services. Financial intermediaries may independently establish and charge retirement plans and retirement plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may charge retirement plan participants for certain expenses. These fees and additional amounts could reduce investment returns in Class R3 shares of the Funds.

Financial intermediaries and retirement plans may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing and other services. A financial intermediary or retirement plan may be paid for its services directly or indirectly by the Funds or the Distributor. The Distributor may pay a financial intermediary an additional amount for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Your retirement plan may establish various minimum investment requirements for Class R3 shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R3 shares or the reinvestment of dividends. Retirement plan participants should contact their retirement plan administrator with respect to these issues. This SAI should be read in conjunction with the retirement plan’s and/or the financial intermediary’s materials regarding their fees and services.

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	advisory accounts of Nuveen Fund Advisors and its affiliates, including other Nuveen Mutual Funds whose investment policies permit investments in other investment companies;

•	any registered investment company that is not affiliated with the Nuveen Funds and which invests in securities of other investment companies;

•	any plan organized under section 529 under the Code (i.e., a 529 plan);

•

current and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members;

•

full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members, including any corporation, partnership, sole proprietorship or other business organization that is wholly owned by one or more of such persons; and

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

Any shares purchased by investors falling within any of the last four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Shareholder Programs

Exchange Privilege

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with the Fund, you may exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Signature Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares is no longer available. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1.	Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2.	Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to two Round Trips per trailing 60-day period.

3.	Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

Distribution and Service Plan

NIF has adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R3 shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Funds to pay the Distributor distribution and/or shareholder servicing fees on the Funds’ Class A, Class B, Class C and Class R3 shares as described below. The distribution fees under the Plan are used for primary purpose of compensating participating intermediaries for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts.

The Class A shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to participating intermediaries through whom shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A shares of each Fund for that month.

The Class B shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B shares beginning one year after purchase. The Class B shares also pay to the Distributor a distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B shares. The distribution fee is intended to compensate the Distributor for advancing a commission to participating intermediaries purchasing Class B shares.

The Class C shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C shares. This fee is calculated and paid each month based on average daily net assets of the Class C shares. The Class C shares pay to the Distributor a distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares. The Distributor may use the distribution fee to provide compensation to participating intermediaries through which shareholders hold their shares beginning one year after purchase.

The Class R3 shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class R3 shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class R3 shares. This fee is calculated and paid each month based on average daily net assets of the Class R3 shares. The Class R3 shares also pay to the Distributor a distribution fee at the annual rate of 0.25% of the average daily net assets of Class R3 shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to participating intermediaries in connection with sales of Class R3 shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R3 shares. This fee is calculated and paid each month based on average daily net assets of the Class R3 shares.

The Distributor receives no compensation for distribution of the Class I shares.

The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R3 shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Adviser at any time. With the exception of the Distributor and its affiliates, no “interested person” of NIF, as that term is defined in the 1940 Act, and no director of NIF has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Under the Plan, the Funds’ Treasurer reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Board of Directors for their review on a quarterly basis. The Plan provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of NIF and by the vote of the majority of those Board members of NIF who are not “interested persons” (as that term is defined in the 1940 Act) of NIF and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to such plan.

The Funds paid the following 12b-1 fees to the Distributor for the fiscal year ended June 30, 2013 with respect to the Class A shares, Class B shares, Class C shares and Class R3 shares of the Funds. As noted above, no 12b-1 fees are paid with respect to Class I shares.

Fund	12b-1 Fees Incurred by each Fund for the Fiscal Year Ended June 30, 2013
Nuveen Core Bond Fund
Class A	$53,062
Class C	14,412

Nuveen Core Plus Bond Fund
Class A	211,713
Class C	46,647
Class R3	1,795

Nuveen High Income Bond Fund
Class A	388,985
Class B	17,530
Class C	625,311
Class R3	3,664

Nuveen Inflation Protected Securities Fund
Class A	$66,384
Class C	114,279
Class R3	1,616

Nuveen Intermediate Government Bond Fund
Class A	29,609
Class C	14,852
Class R3	1,016

Nuveen Short Term Bond Fund
Class A	291,327
Class C	411,421
Class R3	2,455

Fund	12b-1 Fees Incurred by each Fund for the Fiscal Year Ended June 30, 2013
Nuveen Strategic Income Fund
Class A	$162,783
Class B	18,879
Class C	341,343
Class R3	12,202

If a Fund closes to new investors, it may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the Participating Intermediaries receiving such payments.

General Matters

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the applicable Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

If you choose to invest in a Fund, an account will be opened and maintained for you by BFDS, the Funds’ shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds do not issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

Distribution Arrangements

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of NIF. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.

The Distributor receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares. The Distributor also receives distribution fees pursuant to a distribution plan adopted by NIF pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” The Distributor also receives any CDSCs imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to the Distributor pursuant to the distribution plan. The Distributor may also act as a Dealer.

The following tables set forth the amount of underwriting commissions paid by the Funds, the amount of such commissions retained by the Distributor, and the amount of compensation on redemptions and repurchases for the period from January 1, 2011 through June 30, 2011 and the fiscal years ended June 30, 2012 and June 30, 2013:

	Total Underwriting Commissions
Fund	January 1, 2011 through June 30, 2011	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2013
Nuveen Core Bond Fund	$6,445	$16,772	$10,605
Nuveen Core Plus Bond Fund	23,544	38,698	70,918
Nuveen High Income Bond Fund	62,845	298,375	1,296,089
Nuveen Inflation Protected Securities Fund	45,484	123,555	118,426
Nuveen Intermediate Government Bond Fund	958	14,605	5,193
Nuveen Short Term Bond Fund	26,569	31,105	91,616
Nuveen Strategic Income Fund	37,456	149,963	252,575

	Underwriting Commissions Retained by Distributor
Fund	January 1, 2011 through June 30, 2011	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2013
Nuveen Core Bond Fund	$1,139	$3,388	$2,093
Nuveen Core Plus Bond Fund	2,306	4,512	8,671
Nuveen High Income Bond Fund	5,318	32,217	125,892
Nuveen Inflation Protected Securities Fund	3,403	14,504	13,153
Nuveen Intermediate Government Bond Fund	155	2,804	938
Nuveen Short Term Bond Fund	2,523	4,673	9,712
Nuveen Strategic Income Fund	3,609	16,463	20,466

	Compensation on Redemptions and Repurchases
Fund	January 1, 2011 through June 30, 2011	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2013
Nuveen Core Bond Fund	$—	$3,076	$29
Nuveen Core Plus Bond Fund	820	1,619	2,174
Nuveen High Income Bond Fund	2,397	10,949	22,237
Nuveen Inflation Protected Securities Fund	1,648	3,858	1,584
Nuveen Intermediate Government Bond Fund	5	2	21
Nuveen Short Term Bond Fund	5,653	13,840	44,732
Nuveen Strategic Income Fund	3,874	6,022	12,225

Prior to the Transaction, Quasar Distributors, LLC (“Quasar”) 615 East Michigan Street, Milwaukee, WI 53202, served as the distributor for the Funds’ shares pursuant to a Distribution Agreement dated July 1, 2007 (the “Quasar Distribution Agreement”). Quasar is a wholly-owned subsidiary of U.S. Bancorp.

The following tables set forth the amount of underwriting commissions paid by the Funds and the amount of such commissions retained by Quasar during the fiscal year ended June 30, 2010 and for the period from July 1, 2010 through December 31, 2010:

	Total Underwriting Commissions
Fund	Fiscal Year Ended June 30, 2010	July 1, 2010 through December 31, 2010
Nuveen Core Bond Fund	$43,453	$12,805
Nuveen Core Plus Bond Fund	116,603	28,525
Nuveen High Income Bond Fund	99,419	53,050
Nuveen Inflation Protected Securities Fund	143,358	78,864
Nuveen Intermediate Government Bond Fund	3,289	2,602
Nuveen Short Term Bond Fund	421,176	65,129
Nuveen Strategic Income Fund	219,463	89,017

	Underwriting Commissions Retained by Quasar
Fund	Fiscal Year Ended June 30, 2010	July 1, 2010 through December 31, 2010
Nuveen Core Bond Fund	$3,908	$1,877
Nuveen Core Plus Bond Fund	8,801	2,231
Nuveen High Income Bond Fund	4,976	3,379
Nuveen Inflation Protected Securities Fund	6,648	4,742
Nuveen Intermediate Government Bond Fund	512	331
Nuveen Short Term Bond Fund	50,607	6,210
Nuveen Strategic Income Fund	11,729	5,632

	Compensation on Redemptions and Repurchases
Fund	Fiscal Year Ended June 30, 2010	July 1, 2010 through December 31, 2010
Nuveen Core Bond Fund	$—	$—
Nuveen Core Plus Bond Fund	5,562	1,553
Nuveen High Income Bond Fund	1,925	384
Nuveen Inflation Protected Securities Fund	2,127	1,698
Nuveen Intermediate Government Bond Fund	11	3
Nuveen Short Term Bond Fund	5,334	8,019
Nuveen Strategic Income Fund	3,527	1,518

To help financial advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Distributor may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Distributor may produce software, electronic information sites or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs. In addition, wholesale representatives of the Distributor may visit financial advisors on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. Nuveen wholesalers may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

Additional Payments to Financial Intermediaries and Other Payments

In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this SAI, the Adviser and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively,

“Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Adviser and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus and described above because they are not paid by the Funds.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

The Adviser and/or the Distributor may also make other additional payments out of its own assets as described under “Other Payments” below.

Marketing Support Payments and Program Servicing Payments

The Adviser and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling representatives of the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Nuveen Mutual Funds shares that the Intermediary sells or may sell, the value of the assets invested in the Nuveen Mutual Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser and/or the Distributor has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

From time to time, the Adviser and/or the Distributor, at its expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

When not provided for in a marketing support or program servicing agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

The Adviser and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Representatives of the Distributor or its affiliates may receive additional compensation from the Adviser and/or the Distributor if certain targets are met for sales of one or more Nuveen Mutual Funds. Such compensation may vary by Fund and by Intermediary.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of October 18, 2013:

ADP Broker-Dealer, Inc.

Alliance Fund Distributors

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

BB&T

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Cetera

Charles Schwab & Co., Inc.

Chase Investment Services

Citigroup Global Markets Inc.

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

CPI Qualified Plan Consultants, Inc.

Davenport & Co., LLC

Digital Retirement Solutions, Inc.

Dyatech, LLC

Edward Jones

ExpertPlan, Inc.

Fidelity Brokerage Services LLC/National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc. (FIIOC)/Fidelity Advisors Retirement

Financial Data Services, Inc.

First Clearing

First Mercantile Trust Company

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

Goldman Sachs

Great West Life and Annuity Insurance Co.

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Life Insurance and Annuity Company/ING Institutional Plan Services LLC/ING Financial Advisors, LLC (formerly CitiStreet LLC/CitiStreet Advisors LLC)

J.J.B. Hilliard, W.L. Lyons, Inc.

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

LPL Financial Services

Lincoln Retirement Services Company LLC/AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

Mid Atlantic Capital Corporation

Morgan Keegan

Morgan Stanley & Co., Incorporated/Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

National Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NFP Securities, Inc.

Northwestern Mutual

NYLife Distributors LLC

Oppenheimer & Co.

Pershing LLC

Princeton Retirement Group/GPC Securities, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC/Prudential Investments LLC

Raymond James & Associates/Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

SI Financial Advisors

Savings Institute and Bank

Smith Barney

Southwest Securities, Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company/International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wedbush Morgan Securities

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since October 18, 2013 are not reflected in the list.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Fund’s Annual Report dated June 30, 2013. Each Fund’s Annual Report is incorporated by reference into this SAI and is available without charge by calling (800) 257-8787.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation;

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments;

however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG-1.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

International Long-Term Ratings

Issuer Credit Rating Scales

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a distressed debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-Term and Short-Term Ratings

The modifiers “+” or “–“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category, or to categories below ‘B’.

‘WD’ indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action. A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period.

MAI-FINC-1013D

PART C—OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Amended and Restated Articles of Incorporation.(1)

(a)(2)	Articles Supplementary designating new series and new share classes. (2)

(a)(3)	Articles Supplementary designating new series and new share classes. (3)

(a)(4)	Articles Supplementary designating new series. (4)

(a)(5)	Articles Supplementary designating new series. (5)

(a)(6)	Articles Supplementary designating new series. (6)

(a)(7)	Articles Supplementary decreasing authorizations of specified classes and series and decreasing total authorized shares. (7)

(a)(8)	Articles Supplementary designating new series. (8)

(a)(9)	Articles Supplementary designating new series. (10)

(a)(10)	Articles Supplementary designating new series. (11)

(a)(11)	Articles Supplementary designating new series. (12)

(a)(12)	Articles Supplementary designating new share classes. (13)

(a)(13)	Articles of Amendment, dated January 9, 2009. (14)

(a)(14)	Articles of Amendment, dated May 29, 2009. (15)

(a)(15)	Articles Supplementary designating new series and new share classes, filed June 23, 2009. (15)

(a)(16)	Articles Supplementary designating new series and new share class, filed September 17, 2009. (16)

(a)(17)	Articles of Amendment, filed January 22, 2010. (17)

(a)(18)	Articles Supplementary providing for name changes and names of new classes and series, filed October 26, 2010. (19)

(a)(19)	Articles of Amendment providing name change, dated March 23, 2011. (22)

(a)(20)	Articles Supplementary providing names of new class and series, filed July 2011. (23)

(a)(21)	Articles of Amendment regarding reorganization of Nuveen Large Cap Value Fund into Nuveen Dividend Value Fund, dated October 5, 2012. (26)

(a)(22)	Articles Supplementary providing names of new share class, dated November 14, 2012. (28)

(b)	Bylaws, as amended. (32)

(c)	Not applicable.

(d)(1)	Management Agreement between Registrant and Nuveen Fund Advisors, Inc. (n/k/a Nuveen Fund Advisors, LLC), dated January 1, 2011. (19)

(d)(2)	Amended Schedules A and B of Management Agreement between Registrant and Nuveen Fund Advisors, Inc. (n/k/a Nuveen Fund Advisors, LLC), dated May 14, 2012. (25)

(d)(3)	Renewal of Investment Management Agreement between Registrant and Nuveen Fund Advisors, LLC (f/k/a Nuveen Fund Advisors, Inc.), dated July 29, 2013. (30)

(d)(4)	Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, Inc. (n/k/a Nuveen Fund Advisors, LLC) and Nuveen Asset Management, LLC, dated January 1, 2011. (21)

(d)(5)	Amended Schedule A of Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, Inc. (n/k/a Nuveen Fund Advisors, LLC) and Nuveen Asset Management, LLC, dated September 8, 2011. (24)

(d)(6)	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC (f/k/a Nuveen Fund Advisors, Inc.) and Nuveen Asset Management, LLC, dated July 26, 2013. (30)

(e)(1)	Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated January 1, 2011. (21)

(e)(2)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 6, 2013. (30)

(f)	Not applicable.

(g)(1)	Custody Agreement between Registrant and U.S. Bank National Association, dated July 1, 2006. (9)

(g)(2)	Amendment to Custody Agreement between Registrant and U.S. Bank National Association, dated July 1, 2007. (11)

(g)(3)	Amendment to Custody Agreement between Registrant and U.S. Bank National Association, dated June 7, 2013. (32)

(g)(4)	Exhibit C effective September 16, 2009, to Custody Agreement, dated July 1, 2006. (16)

(g)(5)	Exhibit D effective December 5, 2007, to Custody Agreement, dated July 1, 2006. (12)

(h)(1)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., dated May 11, 2012. (25)

(h)(2)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated June 17, 2013. (30)

(h)(3)	Amended and Restated Securities Lending Agreement between Registrant and U.S. Bank National Association, dated February 17, 2010. (18)

(h)(4)	Amendment to Amended and Restated Securities Lending Agreement between Registrant and U.S. Bank National Association, dated December 30, 2010. (20)

(h)(5)	Amendment to Amended and Restated Securities Lending Agreement between Registrant and U.S. Bank National Association, dated January 1, 2012. (25)

(h)(6)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, dated January 1, 2011. (21)

(h)(7)	Amendment to Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, dated April 22, 2013. (29)

(i)	Not applicable.

(j)	Consent of Independent Registered Public Accounting Firm, dated October 25, 2013. (32)

(k)	Not applicable.

(l)	Not applicable.

(m)	Amended and Restated Distribution and Service Plan, effective January 17, 2011. (21)

(n)	Multiple Class Plan Adopted Pursuant to Rule 18f-3, as amended November 14, 2012. (29)

(o)	Reserved.

(p)(1)	Code of Ethics, as amended January 1, 2013. (28)

(p)(2)	Code of Ethics for the Independent Trustees of the Nuveen Funds, effective January 1, 2013. (28)

(q)(1)	Original Power of Attorney of Mr. Nelson, dated September 1, 2013. (31)

(q)(2)	Original Powers of Attorney of Messrs. Adams and Schreier, dated September 1, 2013. (31)

(q)(3)	Original Powers of Attorney of Messrs. Bremner, Evans, Hunter, Kundert, Schneider and Toth and Mss. Stockdale, Stone and Stringer, dated October 13, 2013. (32)

(1)	Incorporated by reference to the post-effective amendment no. 21 filed on Form N-1A for Registrant.
(2)	Incorporated by reference to the post-effective amendment no. 36 filed on Form N-1A for Registrant.

(3)	Incorporated by reference to the post-effective amendment no. 53 filed on Form N-1A for Registrant.
(4)	Incorporated by reference to the post-effective amendment no. 61 filed on Form N-1A for Registrant.
(5)	Incorporated by reference to the post-effective amendment no. 64 filed on Form N-1A for Registrant.
(6)	Incorporated by reference to the post-effective amendment no. 66 filed on Form N-1A for Registrant.
(7)	Incorporated by reference to the post-effective amendment no. 70 filed on Form N-1A for Registrant.
(8)	Incorporated by reference to the post-effective amendment no. 72 filed on Form N-1A for Registrant.
(9)	Incorporated by reference to the post-effective amendment no. 80 filed on Form N-1A for Registrant.
(10)	Incorporated by reference to the post-effective amendment no. 84 filed on Form N-1A for Registrant.
(11)	Incorporated by reference to the post-effective amendment no. 87 filed on Form N-1A for Registrant.
(12)	Incorporated by reference to the post-effective amendment no. 90 filed on Form N-1A for Registrant.
(13)	Incorporated by reference to the post-effective amendment no. 93 filed on Form N-1A for Registrant.
(14)	Incorporated by reference to the post-effective amendment no. 95 filed on Form N-1A for Registrant.
(15)	Incorporated by reference to the post-effective amendment no. 97 filed on Form N-1A for Registrant.
(16)	Incorporated by reference to the post-effective amendment no. 98 filed on Form N-1A for Registrant.
(17)	Incorporated by reference to the post-effective amendment no. 102 filed on Form N-1A for Registrant.
(18)	Incorporated by reference to the post-effective amendment no. 103 filed on Form N-1A for Registrant.
(19)	Incorporated by reference to the post-effective amendment no. 105 filed on Form N-1A for Registrant.
(20)	Incorporated by reference to the post-effective amendment no. 107 filed on Form N-1A for Registrant.
(21)	Incorporated by reference to the post-effective amendment no. 109 filed on Form N-1A for Registrant.
(22)	Incorporated by reference to the post-effective amendment no. 113 filed on Form N-1A for Registrant.
(23)	Incorporated by reference to the post-effective amendment no. 118 filed on Form N-1A for Registrant.
(24)	Incorporated by reference to the post-effective amendment no. 119 filed on Form N-1A for Registrant.
(25)	Incorporated by reference to the post-effective amendment no. 129 filed on Form N-1A for Registrant.
(26)	Incorporated by reference to the post-effective amendment no. 133 filed on Form N-1A for Registrant.
(27)	Incorporated by reference to the post-effective amendment no. 135 filed on Form N-1A for Registrant.
(28)	Incorporated by reference to the post-effective amendment no. 137 filed on Form N-1A for Registrant.
(29)	Incorporated by reference to the post-effective amendment no. 142 filed on Form N-1A for Registrant.
(30)	Incorporated by reference to the post-effective amendment no. 146 filed on Form N-1A for Registrant.

(31)	Incorporated by reference to the post-effective amendment no. 148 filed on Form N-1A for Registrant.
(32)	Filed herewith.

Item 29. Persons Controlled by or under Common Control with the Fund

Not applicable.

Item 30. Indemnification

The Registrant’s Articles of Incorporation and Bylaws provide that each present or former director, officer, agent and employee of the Registrant or any predecessor or constituent corporation, and each person who, at the request of the Registrant, serves or served another business enterprise in any such capacity, and the heirs and personal representatives of each of the foregoing shall be indemnified by the Registrant to the fullest extent permitted by law against all expenses, including without limitation amounts of judgments, fines, amounts paid in settlement, attorneys’ and accountants’ fees, and costs of litigation, which shall necessarily or reasonably be incurred by him or her in connection with any action, suit or proceeding to which he or she was, is or shall be a party, or with which he or she may be threatened, by reason of his or her being or having been a director, officer, agent or employee of the Registrant or such predecessor or constituent corporation or such business enterprise, whether or not he or she continues to be such at the time of incurring such expenses. Such indemnification may include without limitation the purchase of insurance and advancement of any expenses, and the Registrant shall be empowered to enter into agreements to limit the liability of directors and officers of the Registrant. No indemnification shall be made in violation of the General Corporation Law of the State of Maryland or the Investment Company Act of 1940 (the “1940 Act”). The Registrant’s Articles of Incorporation and Bylaws further provide that no director or officer of the Registrant shall be liable to the Registrant or its stockholders for money damages, except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is entered in a proceeding based on a finding in the proceeding that such director’s or officer’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The foregoing shall not be construed to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980).

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, directors or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or director or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, director or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

(a) Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) (formerly known as Nuveen Fund Advisors, Inc. and Nuveen Asset Management) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Robert D. Luse, Executive Vice President	Executive Vice President of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

John L. MacCarthy, Executive Vice President and Secretary

Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc.; Vice President and Secretary (since 2013) of Nuveen Commodities Asset Management, LLC; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and (since 2011) of Nuveen Asset Management, LLC; Vice President and Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management LLC.

Joseph T. Castro, Managing Director and Chief Compliance Officer	Managing Director (since 2011), Head of Compliance (since 2013) of Nuveen Investments Inc.

Stuart J. Cohen, Managing Director and Assistant Secretary

Managing Director and Assistant Secretary of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Sherri A. Hlavacek, Managing Director and Controller

Managing Director and Corporate Controller of Nuveen Investments, Inc. and Nuveen Securities, LLC; Managing Director and Controller of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Controller of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

Timothy N. Kafesjian, Senior Vice President	Senior Vice President of Nuveen Securities, LLC; Vice President of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Tradewinds Global Investors, LLC.

Lucas A. Satre, Senior Vice President and Assistant Secretary

Senior Vice President and Secretary of Nuveen Securities LLC; Senior Vice President and Assistant Secretary of Nuveen Asset Management, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

(b) Nuveen Asset Management, LLC (“Nuveen Asset Management”) acts as sub-investment adviser to the Registrant and also serves as sub-investment adviser to other open-end and closed-end funds and investment adviser to separately managed accounts. The following is a list of the senior officers of Nuveen Asset Management. The principal business address of each person is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Asset Management who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Asset Management appears below:

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
William T. Huffman	President	Previously, Chief Operating Officer, Municipal Fixed Income (2008-2011) of Nuveen Fund Advisors, LLC; CPA.

Robert D. Luse	Executive Vice President	Executive Vice President of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
John L. MacCarthy	Executive Vice President and Secretary	Executive Vice President and Secretary of Nuveen Fund Advisors, LLC; Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc.; Vice President and Secretary (since 2013) of Nuveen Commodities Asset Management, LLC; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc.; Vice President and Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management LLC.

Charles R. Manzoni, Jr.	Executive Vice President, Chief Operating Officer and General Counsel	Managing Director of Nuveen Investment Holdings, Inc.; formerly, Chief Risk Officer, and Secretary and General Counsel, director on Board of Directors, FAF Advisors.

Lucas A. Satre	Senior Vice President and Assistant Secretary	Senior Vice President and Secretary of Nuveen Securities, LLC; Senior Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Mark Slevin	Senior Vice President	Senior Vice President of Nuveen Investment Holdings, Inc.

Stuart J. Cohen	Managing Director and Assistant Secretary	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Sherri A. Hlavacek	Managing Director and Controller	Managing Director and Corporate Controller of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director and Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc. (since 2011); Vice President and Controller of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
Diane S. Meggs	Vice President and Chief Compliance Officer	Vice President and Compliance Manager (since 2011) of Nuveen Fund Advisors, LLC; Chief Compliance Officer (since 2013) of Nuveen Investments Advisers Inc., formerly, Compliance Manager (2004-2013).

Item 32. Principal Underwriters

(a) Nuveen Securities, LLC (“Nuveen”) acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V, Nuveen Strategy Funds, Inc. and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant
William Adams IV 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	Director

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606	Executive Vice President and Head of Institutional Sales and Product Strategy and Development	Vice President

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606	Managing Director and Treasurer	Vice President and Treasurer

Sherri A. Hlavacek 333 West Wacker Drive Chicago, IL 60606	Managing Director and Corporate Controller	None

Carl M. Katerndahl 333 West Wacker Drive Chicago, IL 60606	Executive Vice President and Head of Distribution and Corporate Marketing	None

Robert D. Luse 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	None

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Vice President and Secretary

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402	Managing Director and Assistant Secretary	Vice President and Assistant Secretary

Glenn R. Richter 333 West Wacker Drive Chicago, IL 60606	Co-Chief Executive Officer and Chief Operating Officer	None

Lucas A. Satre 333 West Wacker Drive Chicago, IL 60606	Senior Vice President, Secretary and General Counsel	None

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant
Thomas S. Schreier, Jr. 333 West Wacker Drive Chicago, IL 60606	Co-Chief Executive Officer	Director

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Chief Administrative Officer

(c) Not applicable.

Item 33. Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Certificate of Incorporation, By-Laws, minutes of director and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

U.S. Bank National Association, 60 Livingston Avenue, St. Paul, Minnesota 55101, currently maintain all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, and U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, maintain all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois, on the 28th day of October, 2013.

NUVEEN INVESTMENT FUNDS, INC.

By:	/s/ KEVIN J. MCCARTHY
Kevin J. McCarthy
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title			Date

/s/ STEPHEN D. FOY STEPHEN D. FOY	Vice President and Controller (principal financial and accounting officer)			October 28, 2013

/s/ GIFFORD R. ZIMMERMAN GIFFORD R. ZIMMERMAN	Chief Administrative Officer (principal executive officer)			October 28, 2013

WILLIAM J. SCHNEIDER*	Chairman of the Board and Director	ü ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï þ ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï þ	By:	/S/ KEVIN J. MCCARTHY KEVIN J. MCCARTHY Attorney-in-Fact October 28, 2013
WILLIAM ADAMS IV*	Director
ROBERT P. BREMNER*	Director
JACK B. EVANS*	Director
WILLIAM C. HUNTER*	Director
DAVID J. KUNDERT*	Director
JOHN K. NELSON*	Director
THOMAS S. SCHREIER*	Director
JUDITH M. STOCKDALE*	Director
CAROLE E. STONE*	Director
VIRGINIA L. STRINGER*	Director
TERENCE J. TOTH*	Director

*	An original power of attorney authorizing, among others, Kevin J. McCarthy and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the directors of the Registrant on whose behalf this registration statement is filed, has been executed and has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein or is filed herewith.

EXHIBIT INDEX

Exhibit Number	Exhibit

(b)	Bylaws, as amended.

(g)(3)	Amendment to Custody Agreement between Registrant and U.S. Bank National Association, dated June 7, 2013.

(j)	Consent of Independent Registered Public Accounting Firm, dated October 25, 2013.

(q)(3)	Original Powers of Attorney of Messrs. Bremner, Evans, Hunter, Kundert, Schneider and Toth and Mss. Stockdale, Stone and Stringer, dated October 13, 2013.